Exhibit 10.2

ELEVENTH SUPPLEMENTAL INDENTURE

from

YANKEE GAS SERVICES COMPANY

to

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE

Dated as of January 1, 2014

Supplemental to Indenture of Mortgage

and Deed of Trust from

Yankee Gas Services Company to

The Bank of New York Mellon Trust Company, N.A. (formerly known as

The Bank of New York Trust Company, N.A., successor to

The Bank of New York, successor to
Fleet National Bank, formerly known as

The Connecticut National Bank), Trustee,

dated as of July 1, 1989

ELEVENTH SUPPLEMENTAL INDENTURE

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of January 1, 2014, between YANKEE GAS SERVICES COMPANY, a specially chartered Connecticut corporation (herein called the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking corporation, successor as trustee to The Bank of New York, as successor to Fleet National Bank (formerly known as The Connecticut National Bank), as Trustee (the “Trustee”) under the Indenture of Mortgage and Deed of Trust, dated as of July 1, 1989, executed and delivered by the Company (herein called the “Original Indenture”; the Original Indenture and any and all indentures and instruments supplemental thereto, including, without limitation, this Eleventh Supplemental Indenture, being herein called the “Indenture”);

WHEREAS, pursuant to Sections 3.03, 13.01(C), 13.01(G), 13.02 and Article Five of the Original Indenture, the Company desires to provide for the issuance under the Indenture of a new series of Bonds, which Bonds will be secured by and entitled to the benefits of the Indenture, and to add to its covenants and agreements contained in the Original Indenture certain other covenants and agreements; and

WHEREAS, the Company proposes to effect the amendments to the Indenture hereinafter specified;

WHEREAS, all acts and things necessary to make this Eleventh Supplemental Indenture a valid, binding and legal instrument have been performed, and the issuance of the new series of Bonds, subject to the terms of the Original Indenture, has been duly authorized by the Board of Directors of the Company and approved by the Connecticut Department of Public Utility Control (now known as the Public Utilities Regulatory Authority), and the Company has requested and hereby requests the Trustee to enter into and join the Company in the execution and delivery of this Eleventh Supplemental Indenture;

NOW, THEREFORE, THIS ELEVENTH SUPPLEMENTAL INDENTURE WITNESSETH, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Bonds, including the new series of Bonds hereunder issued, and the performance of the covenants therein and herein contained and to declare the terms and conditions on which all such Outstanding Secured Bonds are secured, and in consideration of the premises and of the purchase of the Bonds by the Holders thereof, the Company by these presents does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible and intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excepted Property which is expressly excepted from the lien hereof in the Original Indenture, and including, without limitation, all and singular the following:

All property, rights, privileges and franchises particularly described in the Original Indenture, and any and all indentures and instruments supplemental thereto, including, without limitation, the First Supplemental Indenture dated as of

April 1, 1992, the Second Supplemental Indenture dated as of December 1, 1992, the Third Supplemental Indenture dated as of June 1, 1995, the Fourth Supplemental Indenture dated as of April 1, 1997, the Fifth Supplemental Indenture dated as of January 1, 1999, the Sixth Supplemental Indenture dated as of January 1, 2004, the Seventh Supplemental Indenture dated as of November 1, 2004, the Eighth Supplemental Indenture dated as of July 1, 2005, the Ninth Supplemental Indenture dated as of October 1, 2008 and the Tenth Supplemental Indenture dated as of April 1, 2010, in addition, all the property, rights, privileges and franchises particularly described in Schedule A annexed to this Eleventh Supplemental Indenture, which are hereby made a part of, and deemed to be described herein, as fully as if set forth herein at length.

TO HAVE AND TO HOLD all said property, rights, privileges and franchises of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated herein not to be deemed part of the Trust Estate), being herein collectively called “Trust Estate”) unto the Trustee and its successors and assigns forever.

SUBJECT, HOWEVER, to Permitted Encumbrances (as defined in Section 1.01 of the Original Indenture).

BUT IN TRUST, NEVERTHELESS, for the proportionate and equal benefit and security of the Holders from time to time of all the Outstanding Secured Bonds without any preference or priority of any such Bond over any other such Bond.

UPON CONDITION that, until the happening of an Event of Default (as defined in Section 1.01 of the Original Indenture) and subject to the provisions of Article Six of the Original Indenture, the Company shall be permitted to possess and use the Trust Estate, except cash, securities and other personal property deposited and pledged, or required to be deposited and pledged, with the Trustee, and to receive and use the rents, issues, profits, revenues and other income of the Trust Estate.

AND IT IS HEREBY DECLARED that in order to set forth the terms and provisions of the new series of Bonds and in consideration of the premises and of the purchase and acceptance of such Bonds by the holders thereof, and in consideration of the sum of One Dollar ($1.00) to it duly paid by the Trustee, and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of securing the faithful performance and observance of all the covenants and conditions of the Indenture, the Company hereby covenants and agrees with the Trustee and provides as follows:

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ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.01.                         Terms from the Original Indenture.  All defined terms used in this Eleventh Supplemental Indenture and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Indenture.

Section 1.02.                         References are to Eleventh Supplemental Indenture.  Unless the context otherwise requires, all references herein to “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Eleventh Supplemental Indenture, and the words “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Eleventh Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision hereof or to the Original Indenture.

ARTICLE II

SERIES L BONDS

Section 2.01                            Specific Title, Terms and Forms.  There is hereby created and shall be outstanding under and secured by the Indenture a series of Bonds entitled “First Mortgage Bonds, 4.82% Series L, Due 2044” (herein called the “Series L Bonds”), limited in aggregate principal amount at any one time outstanding to One Hundred Million Dollars ($100,000,000).  The form of the Series L Bonds shall be substantially as set forth in Exhibit A hereto with such insertions, omissions, substitutions and variations as may be determined by the officers executing the same as evidenced by their execution thereof.

The Series L Bonds shall be issued as fully registered Bonds in denominations of $500,000 or any amount in excess thereof which is an integral multiple of $250,000 (except as may be necessary to reflect any principal amount not evenly divisible by $250,000 remaining after any partial redemption), or in such other denominations as the Trustee may approve.  The Series L Bonds shall be numbered L-1 and consecutively upwards, or in any other manner deemed appropriate by the Trustee.  The Series L Bonds shall mature on January 2, 2044, and shall bear interest from the date of issuance thereof (or from the most recent Interest Payment Date to which interest has been paid or duly provided for) at the rate of 4.82% per annum (computed on the basis of a 360-day year of twelve 30-day months).  Interest Payment Dates for the Series L Bonds shall be (i) January 2 and July 2 of each year, commencing July 2, 2014, and (ii) at the Stated Maturity of the principal.

Notwithstanding the otherwise applicable provisions of the Indenture, the principal and the Redemption Price of, and interest on, the Series L Bonds shall be payable by Federal funds bank wire transfer of immediately available funds so long as required by Section 5.1 of the Bond Purchase Agreements, each dated January 2, 2014, between the Company and the initial purchasers of the Series L Bonds (the “Bond Purchase Agreements”) or, in the event such section shall no longer be applicable, at the office or agency of the Company in New York, New York,

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in such coin or currency of the United States of America as at the time of payment is legal tender for public or private debts.

The Regular Record Date referred to in Section 3.09 of the Original Indenture for the payment of the interest on the Series L Bonds payable, and punctually paid or duly provided for, on any Interest Payment Date shall be the 1st day (whether or not a business day) of the calendar month next preceding such Interest Payment Date.

Section 2.02                            No Sinking Fund; No Mandatory Scheduled Redemptions Prior to Final Maturity.  The Series L Bonds shall not be subject to any sinking fund or mandatory scheduled redemption prior to final maturity.

Section 2.03                            Optional Redemption.  The Series L Bonds shall be redeemable at the option of the Company in whole at any time or in part from time to time prior to their Stated Maturity.  If the Company elects to redeem the Series L Bonds prior to July 2, 2043 (six months prior to the maturity date of the Series L Bonds), it will do so at a redemption price equal to the principal amount of the Series L Bonds being prepaid plus accrued interest thereon to the date of such redemption together with a premium equal to the then applicable Make-Whole Amount.  If the Company elects to redeem the Series L Bonds on or after July 2, 2043 (six months prior to the maturity date of the Series L Bonds), it will do so at a redemption price equal to one hundred percent (100%) of the principal amount of the Series L Bonds being redeemed, plus accrued interest thereon to, but excluding, the redemption date.  The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

The Company will give notice of any optional redemption of the Series L Bonds pursuant to this Section 2.03 to each Holder thereof not less than 30 days nor more than 60 days before the date fixed for such optional redemption, specifying (a) such date, (b) the principal amount of the Holder’s Bond to be redeemed on such date, (c) that a premium may be payable, (d) the estimated premium, calculated as of the day such notice is given, and (e) the accrued interest applicable to the redemption.  Such notice of redemption shall also certify all facts, if any, which are conditions precedent to any such redemption.  Notice of redemption having been so given, the aggregate principal amount of the Series L Bonds specified in such notice, together with accrued interest thereon, and the premium, if any, payable with respect thereto shall become due and payable on the redemption date specified in such notice.  Two business days prior to the redemption date specified in such notice of optional redemption, the Company shall provide the Trustee and each Holder of a Bond written notice of whether or not any premium is payable in connection with such redemption, the premium, if any, calculated as of the second business day prior to the redemption date, and a reasonably detailed computation of the Make-Whole Amount.  The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in acting upon the Company’s calculation of any Make-Whole Amount.

For purposes of this Section 2.03, the term “Make-Whole Amount,” as calculated by the Company, shall mean, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of

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such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.

The “Called Principal” means, with respect to any Bond, the principal of such Bond that is to be prepaid or has become or is declared to be immediately due and payable pursuant to this Section 2.03, as the context requires.

The “Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

The “Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”  (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

The “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect

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to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

The “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

The “Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to this Section 2.03, as the context requires.

The principal amount, if any, of the Series L Bonds to be redeemed pursuant to this Section 2.03 shall be selected on a pro rata basis from all Series L Bonds Outstanding on the Redemption Date.

The Series L Bonds shall not be redeemable at the option of the Company prior to their Stated Maturity other than as provided in this Section 2.03.

All calculations hereunder shall be the responsibility of the Company.

Section 2.04.                         Place of Payment.  The principal and the redemption price of, and the premium, if any, and the interest on, the Series L Bonds shall be payable at the principal corporate trust office of The Bank of New York Mellon Trust Company, N.A., in New York, New York.

Section 2.05.                         Exchangeability.  Subject to Section 3.07 of the Original Indenture, all Series L Bonds shall be fully interchangeable, and, upon surrender at the office or agency of the Company in a Place of Payment therefor, shall be exchangeable for other Series L Bonds of a different authorized denomination or denominations, as requested by the Holder surrendering the same.  The Company will execute, and the Trustee shall authenticate and deliver, Series L Bonds whenever the same are required for any such exchange.

Section 2.06.                         Bond Purchase Agreements.  Reference is made to Sections 5 and 7 of the Bond Purchase Agreements for certain provisions governing the rights and obligations of the Company, the Trustee and the Holders of the Series L Bonds.  Such provisions are deemed to be incorporated in this Article II by reference as if set forth herein at length.

Section 2.07.                         Restrictions on Transfer.  All Series L Bonds originally issued hereunder shall bear the following legend:

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THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF YANKEE GAS SERVICES COMPANY (THE “COMPANY”) AND PRIOR HOLDERS THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE 1933 ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, SUBJECT (IN THE CASE OF CLAUSES (2), (3), (4) AND (5)) TO THE RECEIPT BY THE COMPANY OF A CERTIFICATION OF THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES.  THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

All Series L Bonds issued upon transfer or exchange thereof shall bear such legend unless the Company shall have delivered to the Trustee an Opinion of Counsel which states that the Series L Bonds may be issued without such legend.  All Series L Bonds issued upon transfer or exchange of a Series L Bond or Bonds which do not bear such legend shall be issued without such legend.  The Company may from time to time modify the foregoing restrictions on resale and other transfers, without the consent of but upon notice to the Holders, in order to reflect any amendment to Rule 144A under the Securities Act of 1933 or change in the interpretation thereof or practices thereunder.

Section 2.08.                         Authentication and Delivery.  Upon the execution of this Eleventh Supplemental Indenture, the Series L Bonds shall be executed by the Company and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee pursuant to and upon a Company Request.

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Section 2.09.                         Default.  Pursuant to the Original Indenture (and notwithstanding any provision of Section 9.22 thereof to the contrary), for purposes of determining whether an Event of Default exists with respect to the Series L Bonds, any default in payment (whether due as a scheduled installment of principal or interest, or at original maturity or earlier redemption or acceleration, or otherwise) with respect to Bonds of any other series which constitutes an Event of Default with respect to the Bonds of such series shall also constitute an Event of Default with respect to the Series L Bonds.

Section 2.10.  Consent to Amendment and Restatement of Mortgage Indenture.  Each Holder of a Series L Bond (including any successors and assigns and any owner of a book-entry interest therein), solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such Holder, to the amendment and restatement of the Indenture in substantially the form set forth in Exhibit B appended to, and made a part of, this Eleventh Supplemental Indenture (the “Amended and Restated Indenture”).

ARTICLE III

AMENDMENT AND RESTATEMENT OF ORIGINAL INDENTURE

Section 3.01.  Amendment of Granting and Related Clauses.  Upon the issuance of the Series L Bonds, and by virtue of such consents by holders of not less than a majority in aggregate principal amount of the bonds outstanding and pursuant to the terms of the Original Indenture, the Amended and Restated Indenture shall be in full force and effect, and the granting and related clauses of the Original Indenture shall be amended as follows:

(a)                                 The paragraph of the Original Indenture that appears as the initial paragraph on page 1 of the printed copies of the Composite of the Original Indenture (hereinafter referred to as the “Composite Indenture”) is amended to read as follows:

NOW, THEREFORE, THIS MORTGAGE WITNESSETH, that, to secure the payment of the principal of (and premium, if any) and interest on the Securities Outstanding (as hereinafter defined) and the performance of the covenants therein and herein contained and to declare the terms and conditions on which the Securities Outstanding are secured, and in consideration of the premises and of the purchase of the Securities by the Holders thereof, the Company by these presents does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible and intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excepted Property (as hereinafter defined) hereinafter expressly excepted from the lien hereof, and including, without limitation, all and singular the following:

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(b)                                 The paragraph of the Original Indenture that appears under the caption “GRANTING CLAUSE SECOND” of the printed copies of the Composite Indenture is amended to read as follows:

Subject to the applicable exceptions, if any, permitted by Article Twelve, all other property, real, personal or mixed (other than Excepted Property), of every kind and description and wheresoever situate, now owned or which may be hereafter acquired by the Company, including, without limitation, plant, equipment, apparatus, transmission and pipe lines and distribution systems, it being the intention hereof that all property, rights, privileges and franchises now owned by the Company or acquired by the Company after the date hereof, (other than Excepted Property) shall be as fully embraced within and subjected to the lien hereof, as if such property were specifically described herein.

(c)                                  The paragraph of the Original Indenture that appears under the caption “GRANTING CLAUSE FOURTH” of the printed copies of the Composite Indenture is amended to read as follows:

Together with (subject to the rights of the Company set forth in Section 1601) all the rents, issues, profits, revenues and other income and proceeds of the property subjected or required to be subjected to the lien of this Mortgage, and all the estate, right, title and interest of every nature whatsoever of the Company in and to the same and every part thereof.

(d)                                 All of the captions and paragraphs of the Original Indenture that follow the caption “EXCEPTED PROPERTY” up to “ARTICLE ONE” of the printed copies of the Composite Indenture are hereby deleted in their entirety and replaced with the following captions and paragraphs:

There is, however, expressly excepted and excluded from the Lien of this Mortgage all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein prior to the Second Effective Date sometimes called “Excepted Property”); provided, however, that at any time after compliance by the Company with the requirements set forth in Section 1601(b), the term “Excepted Property” shall mean the property described in clause (B) of the term “Excepted Property” set forth in Section 101, and the remainder of this paragraph shall automatically cease to be of any further force or effect:

(a)                                 all cash on hand or in banks, contracts, agreements, shares of stock, bonds, notes, evidences of indebtedness and other securities, bills, notes, contract rights and accounts receivable, permits and licenses, patents, patent licenses and other patent rights, patent applications, trade names, trademarks, claims, credits, chooses in action, and other general intangibles, other than property referred to in this subdivision which is specifically described in Schedule

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A referred to in Granting Clause First or is by the express provisions of this Mortgage subjected or required to be subjected to the lien hereof;

(b)                                 all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment, all vessels and aircraft, and all accessories and supplies used in connection with any of the foregoing;

(c)                                  all products, goods, wares and merchandise acquired for the purpose of sale in the ordinary course of business, including all natural and manufactured gas supplies and inventory, whether in the ground or in transmission, storage or distribution; and all fuel, materials and supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the business of the Company;

(d)                                 all office furniture and equipment, small tools and equipment and machinery of portable size, computer equipment, systems and programs, and all leasehold interests pertaining thereto;

(e)                                  all leasehold interests of the Company under leases for a term (including any period for which the Company shall have a right of renewal) of less than one year;

(f)                                   the last day of the term of each leasehold estate otherwise subject to the lien of this Mortgage;

(g)                                  all rents, issues, profits, revenues and other income and proceeds of any property not subjected or required to be subjected to the lien of this Mortgage now or hereafter owned, leased or operated by the Company;

(h)                                 all permits, licenses, franchises and rights not specifically subjected or required to be subjected to the lien hereof by the express provisions of this Mortgage, whether now owned or hereafter acquired by the Company, which by their terms or by reason of applicable law would become void or voidable if mortgaged or pledged hereunder by the Company or which can not be granted, conveyed, mortgaged, transferred or assigned by this Mortgage without the consent of other parties whose consent is not secured, or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of this Mortgage, or which otherwise may not be, or are not, hereby lawfully and effectively granted, conveyed, mortgaged, transferred and assigned by the Company (including, without limitation, the Company’s franchise to be a public service company) ;

It is the intention and it is hereby agreed that all property of the kind hereinbefore described acquired by the Company after the date hereof, shall, except as otherwise provided herein, be as fully embraced within the provisions of this Mortgage, and subject to the lien hereby created, as if the said property were

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now owned by the Company, and were specifically described herein and conveyed hereby.

TO HAVE AND TO HOLD all said property, rights, privileges and franchises of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated herein not to be deemed part of the Mortgaged Property), being herein collectively called “Mortgaged Property”) unto the Trustee and its successors and assigns forever.

SUBJECT, HOWEVER, to Permitted Liens (as defined in Section 101).

BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Securities without any preference or priority of any such Security over any other such Security.

UPON CONDITION that, until the happening of an Event of Default (as defined in Section 101) and subject to the provisions of Article Sixteen, the Company shall be permitted to possess and use the Mortgaged Property, except cash, securities and other personal property deposited and pledged, or required to be deposited and pledged, with the Trustee, and to receive and use the rents, issues, profits, revenues and other income of the Mortgaged Property.

AND IT IS HEREBY COVENANTED AND DECLARED that all the Securities are to be authenticated and delivered and the Mortgaged Property is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Securities as follows:

Section 3.02.                         Substitution of New Articles One Through Sixteen. Upon the issuance of the Series L Bonds, ARTICLES ONE through FIFTEEN of the Original Indenture, as heretofore amended, are deleted and new ARTICLES One through Sixteen, set out in Exhibit B appended hereto and made a part hereof, are substituted therefor.

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ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.                         Effectiveness and Ratification of Indenture.  The provisions of this Eleventh Supplemental Indenture shall be effective from and after the execution hereof; and the Indenture, as hereby supplemented, shall remain in full force and effect.

Section 4.02.                         Titles.  The titles of the several Articles and Sections of this Eleventh Supplemental Indenture shall not be deemed to be any part thereof, are inserted for convenience only and shall not affect any interpretation hereof.

Section 4.03.                         Acceptance of Trust; Not Responsible for Recitals; Etc.  The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Original Indenture, as heretofore supplemented, set forth and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eleventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.  In general, each and every term and condition contained in Article Ten of the Original Indenture shall apply to and form part of this Eleventh Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Eleventh Supplemental Indenture.

Section 4.04.                         Successors and Assigns.  All covenants, provisions, stipulations and agreements in this Eleventh Supplemental Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and (subject to the provisions of the Bond Purchase Agreements) of the Holders and registered owners from time to time of the Bonds issued and outstanding under and secured by the Indenture (except that the provisions of Article II hereof are and shall be for the sole and exclusive benefit of the Holders of the Series L Bonds).

Section 4.05.                         Counterparts.  This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 4.06.                         Governing Law.  The laws of the State of Connecticut shall govern this Eleventh Supplemental Indenture and the Series L Bonds, except to the extent that the validity or perfection of the lien of the Indenture, or remedies thereunder, are governed by the laws of a jurisdiction other than the State of Connecticut.

[THIS SPACE LEFT BLANK INTENTIONALLY]

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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed, sealed and attested as of the day and year first above written.

YANKEE GAS SERVICES COMPANY

	By:	/S/ PHILIP J. LEMBO
Philip J. Lembo
Vice President and Treasurer

Executed, sealed and delivered by
YANKEE GAS SERVICES COMPANY
in the presence of:

/S/ CHERYL FASTINO-SILVIA

/S/ KERRY J. TOMASEVICH

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

	By:	/S/ TERESA PETTA
		Name:	Teresa Petta
		Title:	Vice President

Executed, sealed and delivered by
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee, in the presence of:

/S/ MELONEE YOUNG
Melonee Young

/S/ RAYMOND TORRES
Raymond Torres

COMMONWEALTH OF MASSACHUSETTS	)
	)	ss.: Sturbridge
COUNTY OF WORCESTER	)

On this 16th day of December, 2013, before me, Barbara J. Murphy, the undersigned officer, personally appeared Philip J. Lembo, who acknowledged himself to be the Vice President and Treasurer of Yankee Gas Services Company, a Connecticut corporation, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as such officers, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/S/ BARBARA J. MURPHY

Notary Public
My commission expires: March 30, 2018
(SEAL)

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF LOS ANGELES	)

On this 19th day of December, 2013, before me, Jacqueline M. Nowak, the undersigned officer, personally appeared Teresa Petta who acknowledged hereself to be a Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association, and that she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the association by themselves as such officers, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

/S/ JACQUELINE M. NOWAK

Notary Public
My commission expires: Jun 18, 2015
(SEAL)

SCHEDULE A
(Series L)

ALL THE PROPERTY, RIGHT, PRIVILEGES AND FRANCHISES AS SET FORTH IN THE FOLLOWING DESCRIPTIONS:

YANKEE GAS FEE ACQUISITIONS
(SERIES L)

Meriden

Quit Claim Deed from the City of Meriden to Yankee Gas Services Company dated December 20, 2010, being a portion of property known as 86 Meridian Street, which deed is recorded in Volume 4553, Page 260 of the Meriden Land Records.

YANKEE GAS NON-DISTRIBUTION EASEMENTS
(SERIES L)

Cheshire

Gas Easement from Dalton Enterprises, Inc. to Yankee Gas Services Company dated April 18, 2011, in and to certain portions of properties known as 131 Willow Street and 493 West Main Street, which easement is recorded in Volume 2425, Page 040 of the Cheshire Land Records.

Wallingford

Grant of Easement from Parker Mill Shoppes, LLC to Yankee Gas Services Company dated July 12, 2011, in and to certain areas on the northerly side of Church Street (Ct Route 68), which easement is recorded in Volume 1416, Page 1047 of the Wallingford Land Records.

YANKEE GAS DISTRIBUTION EASEMENTS
(SERIES L)

Bristol

1.                                      Gas Distribution Easement from Best Built, LLC to Yankee Gas Services Company dated March 12, 2010 and recorded in Volume 1832, Page 728 of the Bristol Land Records.

2.                                      Gas Distribution Easement from G. Laviero Realty, LLC to Yankee Gas Services Company dated October 21, 2013 and recorded in Volume 1952, Page 271 of the Bristol Land Records.

Danbury

3.                                      Gas Distribution Easement from Robert D. Botelho to Yankee Gas Services Company dated February 8, 2010 and recorded in Volume 2088, Page 603 of the Danbury Land Records.

4.                                      Gas Distribution Easement from The Reserve Master Association, Inc. and Toll CT III Limited Partnership to Yankee Gas Services Company dated July 22, 2013 and recorded in Volume 2246, Page 1015 of the Danbury Land Records.

5.                                      Gas Distribution Easement from Ridgeview Commons, LLC to Yankee Gas Services Company dated October 22, 2013 and recorded in Volume 2253, Page 1045 of the Danbury Land Records.

Enfield

6.                                      Gas Distribution Easement from Enfield Lodging, LLC to Yankee Gas Services Company dated September 30, 2013 and recorded in Volume 2590, Page 711 of the Enfield Land Records.

Killingly

7.                                      Gas Distribution Easement from David LaFrance to Yankee Gas Services Company dated March 12, 2010 and recorded in Volume 1186, Page 179 of the Killingly Land Records.

Meriden

8.                                      Gas Distribution Easement from Kogut Yale Farms Nursery, LLC to Yankee Gas Services Company dated September 18, 2013 and recorded in Volume 4855, Page 27 of the Meriden Land Records.

Norwalk

9.                                      Gas Distribution Easement from Lauren A. Romeo to Yankee Gas Services Company dated January 12, 2012 and recorded in Volume 7526, Page 59 of the Norwalk Land Records. (Probably in same file as this one: Gas Distribution Easement from Rocco A. Romeo to Yankee Gas Services Company dated January 12, 2012 and recorded in Volume 7526, Page 55 of the Norwalk Land Records.)

Pomfret

10.                               Gas Distribution Easement from Pomfret School, Incorporated to Yankee Gas Services Company dated June 18, 2013 and recorded in Volume 333, Page 109 of the Pomfret Land Records.

Stamford

11.                               Gas Distribution Easement from 291-293 Greenwich Ave LLC to Yankee Gas Services Company dated March 15, 2010 and recorded in Volume 9855, Page 199 of the Stamford Land Records.

12.                               Gas Easement from Harbor Point Infrastructure Improvement District to Yankee Gas Services Company dated April 5, 2010 and recorded in Volume 9856, Page 60 of the Stamford Land Records.

13.                               Gas Easement from Walter Wheeler Drive SPE, LLC and The Strand/BRC Group, LLC to Yankee Gas Services Company dated April 5, 2010 and recorded in Volume 9856, Page 64 of the Stamford Land Records.

14.                               Gas Easement from Walter Wheeler Drive SPE, LLC and The Strand/BRC Group, LLC to Yankee Gas Services Company dated April 5, 2010 and recorded in Volume 9856, Page 77 of the Stamford Land Records.

15.                               Gas Easement from Walter Wheeler Drive SPE, LLC and The Strand/BRC Group, LLC to Yankee Gas Services Company dated April 5, 2010 and recorded in Volume 9856, Page 90 of the Stamford Land Records.

16.                               Gas Distribution Easement from 29 Douglas Avenue LLC to Yankee Gas Services Company dated August 8, 2013 and recorded in Volume 10823, Page 192 of the Stamford Land Records.

Wallingford

17.                               Gas Distribution Easement from Simpson Development, LLC to Yankee Gas Services Company dated March 19, 2010 and recorded in Volume 1381, Page 901 of the Wallingford Land Records.

Waterbury

18.                               Gas Distribution Easement from Bunker Hill Properties LLC to Yankee Gas Services Company dated October 9, 2013 and recorded in Volume 7140, Page 306 of the Waterbury Land Records.

YGS Distribution Easements 4/1/2010through 9/30/2013

State	Town	Street	Grantor	Instrument Date	Vol/Page
CT	ANSONIA	WAKELEE AVE	ANSONIA CITY OF	10/6/2010	00493/1033
CT	EAST GRANBY	RUSSELL RD	RUSSELL ROAD ASSOCIATES LLC	7/17/2012	00193/0564
CT	NEW LONDON	BANK ST	NEW LONDON CITY OF	12/1/2011	01949/0212
CT	WINDSOR LOCKS	SOUTH MAIN	AHLSTROM NONWOVENS LLC	9/2/2011	00410/0960
CT	GROTON	SHENNECOSSETT	BRANFORD MANOR ASSOCIATES	11/8/2010	01063/1162
CT	VERNON	HYDE AVE	SCELZA JH INCORPORATED	7/7/2010	02119/0305
CT	VERNON	HARTFORD TPK	1085 HARTFORD TURNPIKE LLC	7/8/2011	02176/0012
CT	VERNON	TALCOTTVILLE RD	SHERWOOD ARMS ASSOCIATION INC	10/14/2011	02186/0216
CT	BROOKFIELD	FEDERAL RD	RIVERVIEW AT BROOKFIELD LLC	2/11/2013	00664/0001
CT	DARIEN	HOYT ST	CL DARIEN PARNTERS LLC	12/17/2012	01483/0675
CT	DARIEN	BROWN ST	KRISKEN BARBARA J	9/28/2012	01472/0720
CT	EAST LYME	CHESTERFIELD RD	EAST LYME TOWN OF	9/14/2010	00856/0254
CT	LEDYARD	MILITARY HIGHWAY	AMERICAS STYRENICS LLC	6/4/2010	00476/0465
CT	LEDYARD	RTE 12	LEDYARD TOWN OF	11/1/2011	00491/0201
CT	EAST LYME	INDUSTRIAL PARK RD	EAST LYME TOWN OF	9/20/2011	00876/0490
CT	SUFFIELD	MOUNTAIN RD	SACRED HEART CHURCH CORPORATION	4/20/2011	00458/0186
CT	MERIDEN	LEONARD ST	LEONARD STREET DEVELOPMENT LLC	4/12/2010	04471/0037
CT	SOUTH WINDSOR	MASKEL	MANNARINO BUILDERS INC	9/1/2010	02139/0092
CT	BRISTOL	STAFFORD AVE	WOODBIRCH ASSOCIATES LIMITED PARTNERSHIP	2/5/2013	01928/0562
CT	BRISTOL	MIDDLE ST	CHATHAM LAKE ONE LLC	2/7/2011	01864/0966
CT	ENFIELD	HAZZARD AVE	M I P 16-A CORP	9/26/2011	02540/0860
CT	CHESHIRE	WEST MAIN	DALTON ENTERPRISES INC	4/18/2011	02425/0040
CT	WATERBURY	EAST MAIN	WELLPATH INC	9/21/2011	06857/0072
CT	DANBURY	SCUPPO RD	NEWBURY RENAISSANCE LLC	3/1/2011	02127/0916
CT	DANBURY	NEWTOWN RD	BERKSHIRE SHOPPING CENTER LLC	6/29/2011	02141/0377
CT	DANBURY	NEWTOWN RD	BERKSHIRE SHOPPING CENTER LLC	6/29/2011	02144/0475
CT	DANBURY	MIRY BROOK RD	WOOSTER SCHOOL CORPORATION THE	9/6/2011	02149/0016
CT	DANBURY	SUGAR HOLLOW RD	SUGAR HOLLOW ASSOCIATES LLC	7/30/2012	02193/0258
CT	STAMFORD	LUDLOW ST	MARSHALL COMMONS LIMITED PARTNERSHIP	11/23/2011	10320/0161
CT	STAMFORD	CUMMINGS POINT RD	SOUNDVIEW FARMS LLC	7/18/2011	10196/0331
CT	STAMFORD	FRISBIE ST	11 FRISBIE STREET LLC	6/20/2013	10797/0275
CT	NORWALK	RIVERSIDE AVE	RMS EAST AVENUE II LLC	5/3/2011	07395/0179
CT	ELLINGTON	HIGHLAND AVE	AUTUMN CHASE LLC	10/17/2011	00429/0521
CT	ENFIELD	MAYFIELD DR	M&J DEVELOPERS LLC	9/12/2007	02345/0270
CT	ENFIELD	ELM ST	GEORGE H SCHAEFER	1/14/2013	02572/0749
CT	STAMFORD	HOYT ST	STAMFORD APARTMENTS COMPANY LLC	9/18/2012	10550/0062
CT	SOUTH WINDSOR	FRAZER FIR RD	MANNARINO BUILDERS INC	8/9/2013	02364/0223
CT	SOUTH WINDSOR	FRAZER FIR RD	ANTHONY V PALOMBIZIO	8/9/2013	02364/0225
CT	SOUTHINGTON	WHEELER VILLAGE DR	SAINT PAULS HOUSING AUTHORITY	10/29/2012	01262/0329
CT	RIDGEFIELD	SUNSET LN	STEPHEN J ZEMO RESIDENTIAL PROPERTIES LLC	7/9/2012	00961/0759
CT	RIDGEFIELD	TANTON HILL RD	MARY W CAREY	2/13/2012	00955/0718
CT	POMFRET	POMFRET ST	POMFRET SCHOOL INCORPORATED	9/6/2012	00321/0020
CT	NORWALK	WILSON AVE	300 WILSON AVENUE LLC	6/13/2013	07848/0254
CT	NEW MILFORD	DANBURY RD	EIGHTY-EIGHT - 90 DANBURY RD LLC	12/26/2012	01068/0176
CT	MIDDLETOWN	EAST MAIN ST	308 MAIN STREET EXTENSION LLC	12/19/2012	01782/0563
CT	GROTON	LESTERTOWN RD	ODD FELLOWS HOME OF CT INC	12/27/2012	01108/1039
CT	SUFFIELD	NORTH MAIN ST	SUFFIELD ACADEMY	6/20/2013	00482/0994
CT	SUFFIELD	NORTH MAIN ST	TOWN OF SUFFIELD	7/19/2013	00484/0912
CT	STONINGTON	WHITE ROCK RD	WESCON CORP OF CONN	4/26/2012	00700/0082
CT	STAMFORD	DOUGLAS AVE	29 DOUGLAS AVE LLC	8/8/2013	10826/0092
CT	STAMFORD	PROGRESS DR	58 PROGRESS DRIVE LTD PARTNERSHIP	9/20/2010	09965/0171
CT	STAMFORD	SPRUCE ST	SPRUCE STREET TOWNHOUSES	8/4/2010	09965/0309
CT	STAMFORD	GLENNBROOK RD	LINDEN HOUSE ASSOCIATION	11/29/2010	10044/0103
CT	STAMFORD	SEASIDE AVE	214 SEASIDE PARTNERS LLC	8/1/2012	10498/0247
CT	WINDHAM	QUARRY ST	QUARRY STREET ASSOCIATES	9/18/2012	01142/0191
CT	WINDHAM	QUARRY ST	WINDHAM COMMUNITY MEMORIAL HOSPITAL INC ET AL	9/27/2012	01142/0196
CT	WINDHAM	FOSTER DR	COLONIAL BT LLC	10/24/2012	01144/0046
CT	MANSFILED	CONANTVILLE RD	COLONIAL BT LLC	10/24/2012	00739/0230

CT	WINDSOR LOCKS	ELLA GRASSO TURNPIKE	YALE OIL LLC	3/23/2012	00415/0244
CT	WILTON	RIVER RD	GREYROCK OF WILTON LLC	12/19/2012	02297/0018
CT	WALLINGFORD	SOUTH BROAD ST	PLAZA 15-5 LLC	11/27/2012	01458/0099
CT	WATERBURY	SOUTH LEONARD ST	HUBBARD-HALL INC	1/23/2013	07028/0133
CT	VERNON	SOUTH ST	CHAPMAN PROPERTIES LLC	6/10/2013	02294/0045
CT	VERNON	SOUTH ST	CHAPMAN PROPERTIES LLC	6/10/2013	02294/0048
CT	VERNON	TALCOTTVILLE RD - RT 83	WOODMERE PLACE ASSOCIATION INC	5/23/2012	2232/0190
CT	VERNON	HARTFORD TPKE - RT 30	DOBBS CROSSING LLP	7/24/2012	02239/0167
CT	NORWALK	RIVERSIDE AVE	RMS EAST AVENUE II LLC	2/6/2013	0774/0019
CT	STAMFORD	HARBOR POINT	WALTER WHEELER DRIVE SPE LLC ET AL	9/8/2010	09958/0353
CT	OXFORD	MEADOW BROOK RD	MOUNTAIN ROAD ESTATES LLC	9/7/2010	00358/1072
CT	SOUTHINGTON	MILL ST	LEPAGE HOMES INC	2/12/2013	01275/0241
CT	NORWALK	GLENWOOD AVE	GLENWOOD AVENUE LLC	12/14/2011	07502/0035
CT	NORWALK	WOLFPIT AVE	ROCCO A ROMEO	1/12/2012	07526/0059
CT	STAMFORD	GREENWICH AVE	ORCHARD K & G ASSOCIATES LLC	10/3/2011	10239/0298
CT	DARIEN	BOSTON POST RD	THE NIELSEN COMPANY	8/30/2011	01433/0272
CT	STAMFORD	PALMERS HILL RD	HOUSING AUTHORITY OF THE CITY OF STAMFORD	7/21/2011	10216/0888
CT	DARIEN	BOSTON POST RD	512 BOSTON POST ROAD ET AL	11/15/2011	01438/0440
CT	NORWALK	EAST WALL ST	THE FIRST CONGREGATIONAL CHURCH OF NORWALK	8/30/2011	07452/0174
CT	DANBURY	GEORGE ST	GEORGE STREET PARTNERS LLC	6/16/2010	02094/0755
CT	DANBURY	ROUTE 6	DANBURY 6 ASSOCIATES LIMITED LIABILITY COMPANY	6/16/2010	02095/0323
CT	STAMFORD	SEASIDE AVE	VINEYARD COVE ASSOCIATION INC	12/23/2010	10114/0289
CT	DANBURY	OSBORNE ST	VICTORIAN ASSOCIATES LLC	5/20/2011	02141/1013
CT	CHESHIRE	SOUTH MAIN ST	438 SOUTH MAIN STREET LLC	8/14/2012	02515/0220
CT	ELLINGTON	WINDERMINE AVE	DEER VALLEY NORTH, LLC	9/26/2013	0453/0346
CT	BRISTOL	BLAKESLEE ST	HUNTINGTON WOODS APARTMENTS	8/28/2012	01910/0539

EXHIBIT A

[FORM OF FIRST MORTGAGE BOND, 4.82% SERIES L, DUE 2044]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF YANKEE GAS SERVICES COMPANY (THE “COMPANY”) AND PRIOR HOLDERS THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE 1933 ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, SUBJECT (IN THE CASE OF CLAUSES (2), (3), (4) AND (5)) TO THE RECEIPT BY THE COMPANY OF A CERTIFICATION OF THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES.  THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

Yankee Gas Services Company

First Mortgage Bonds,

4.82% Series L, Due 2044

CUSIP Number: 98478* AR8

No. L - [      ]

Principal Amount:  [$         ]

Stated Maturity of Principal:  January 2, 2044

Applicable Rate:   4.82%

Interest Payment Dates:                                                             January 2 and July 2, commencing July 2, 2014 and at the Stated Maturity of the principal

Yankee Gas Services Company, a specially chartered Connecticut corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                      ], or registered assigns, at the Stated Maturity set forth above, the Principal Amount set forth above (or so much thereof as shall not have been paid upon prior redemption) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date of issuance hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date set forth above in each year at the Applicable Rate set forth above.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be the 1st day (whether or not a business day) of the calendar month next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall be paid to the Person in whose name this Bond is registered on the business day immediately preceding the date of such payment.  If all or any portion of the principal of, or the premium (if any) or interest on, this Bond shall not be paid when due, the amount not so paid shall bear interest at the lesser of (x) the highest rate allowed by applicable law or (y) the greater of (i) the Prime Rate (as defined in the Bond Purchase Agreements) or (ii) the Applicable Rate plus 1% per annum.

The principal and the Redemption Price of, and the interest on, this Bond shall be payable at the principal corporate trust office of The Bank of New York Mellon Trust Company, N.A., in New York, New York.  All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

This Series L Bond is one of a duly authorized issue of Bonds of the Company designated as its “First Mortgage Bonds” (herein called the “Bonds”), issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust, dated as of July 1, 1989 (herein, together with any indenture or instruments supplemental thereto, including the First Supplemental Indenture dated as of April 1, 1992, the Second Supplemental Indenture dated as of December 1, 1992, the Third Supplemental Indenture dated as of June 1, 1995, the Fourth Supplemental Indenture dated as of April 1, 1997, the Fifth Supplemental Indenture dated as of January 1, 1999, the Sixth Supplemental Indenture dated as of January 1, 2004, the Seventh Supplemental Indenture dated as of November 1, 2004, the Eighth Supplemental Indenture dated as of July 1, 2005, the Ninth Supplemental Indenture dated as of October 1, 2008, the Tenth Supplemental Indenture dated as of April 1, 2010 and the Eleventh Supplemental Indenture dated January 1, 2014 (the “Eleventh Supplemental Indenture”), called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., (formerly known as The Bank of New York Trust Company, N.A.), successor as trustee to The Bank of New York, successor to Fleet National Bank (formerly known as The Connecticut National Bank), as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture).  Reference is hereby made to the Indenture for a description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Holders of the Bonds, the Trustee and the Company, and the terms upon which the Bonds are, and are to be, authenticated and delivered.  All capitalized terms used in this Bond which are not defined herein shall have the respective meanings ascribed thereto in the Indenture.  Reference is also made to the Bond Purchase Agreements, as defined in the Eleventh Supplemental Indenture, for a further description of the respective rights of the Holders of the Series L Bonds, the Company and the Trustee, and the terms applicable to the Series L Bonds.

As provided in the Indenture, the Bonds are issuable in series which may vary as in the Indenture provided or permitted.  This Series L Bond is one of the series specified in its title.

The Series L Bonds are not subject to any sinking fund or mandatory scheduled redemption prior to final maturity.

As provided in the Indenture, the Series L Bonds shall be redeemable at the option of the Company in whole at any time or in part from time to time prior to their Stated Maturity.  If the Company elects to redeem the Series L Bonds prior to July 2, 2043 (six months prior to the maturity date of the Series L Bonds), it will do so at a redemption price equal to the principal amount of the Series L Bonds being prepaid plus accrued interest thereon to the date of such redemption together with a premium equal to the then applicable Make-Whole Amount.  If the Company elects to redeem the Series L Bonds on or after July 2, 2043 (six months prior to the maturity date of the Series L Bonds), it will do so at a redemption price equal to one hundred percent (100%) of the principal amount of the Series L Bonds being redeemed, plus accrued interest thereon to, but excluding, the redemption date.  The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

The Company will give notice of any optional redemption of the Series L Bonds pursuant to Section 2.03 of the Eleventh Supplemental Indenture to each Holder thereof not less than 30 days nor more than 60 days before the date fixed for such optional redemption, specifying (a) such date, (b) the principal amount of the Holder’s Bond to be redeemed on such date, (c) that a premium may be payable, (d) the estimated premium, calculated as of the day such notice is given and (e) the accrued interest applicable to the redemption.  Such notice of redemption shall also certify all facts, if any, which are conditions precedent to any such redemption.  Notice of redemption having been so given, the aggregate principal amount of the Series L Bonds specified in such notice, together with accrued interest thereon, and the premium, if any, payable with respect thereto shall become due and payable on the redemption date specified in such notice.  Two business days prior to the redemption date specified in such notice of optional redemption, the Company shall provide the Trustee and each Holder of a Bond written notice of whether or not any premium is payable in connection with such redemption, the premium, if any, calculated as of the second business day prior to the redemption date, and a reasonably detailed computation of the Make-Whole Amount.

Bonds (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption (in each event, so long as the payment due on any such date shall be made).  The principal amount of the Series L Bonds to be redeemed upon any optional redemption thereof shall be applied pro rata to all such Series L Bonds Outstanding on the Redemption Date.

If an Event of Default, as defined in the Indenture, shall occur, the principal of the Series L Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture and the Bond Purchase Agreements.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Bonds of all series at the time Outstanding affected by such modification.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of Bonds at the time Outstanding on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver agreed to as set forth above by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As set forth in the Eleventh Supplemental Indenture, each Holder of a Series L Bond, (including any successors and assigns and any owner of a book-entry interest therein), solely by virtue of its acquisition thereof, has and has been deemed to have consented, without the need for any further action or consent by such Holder, to the amendment and restatement of the Indenture in substantially the form set forth in Exhibit B appended to the Eleventh Supplemental Indenture.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Bond at the times, places and rates, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Bond is transferable on the Bond Register of the Company, upon surrender of this Bond for transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Bond Registrar, duly executed by the Registered Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Bonds of the same series, or authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

All Bonds of this series shall be fully interchangeable, and, upon surrender at the office or agency of the Company in a Place of Payment therefor, shall be exchangeable for other Bonds of this series of a different authorized denomination or denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any transfer or exchange hereinbefore referred to, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Unless the certificate of authentication hereon has been executed by the Trustee or Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

Dated:	YANKEE GAS SERVICES COMPANY

By:
Philip J. Lembo
Vice President and Treasurer

Attest:

[Signature page for Yankee Gas Services Company, First Mortgage Bond, 4.82% Series L, Due 2044]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

Dated:	By:

Authorized Officer

[Authentication page for Yankee Gas Services Company, First Mortgage Bond, 4.82% Series L, Due 2044]

EXHIBIT B

FORM OF AMENDED AND RESTATED MORTGAGE INDENTURE

COMPOSITE

(Including All Amendments to and including the

Eleventh Supplemental Indenture dated as of January 1, 2014)

INDENTURE OF MORTGAGE AND DEED OF TRUST

Dated as of July 1, 1989

YANKEE GAS SERVICES COMPANY

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Formerly known as

The Bank of New York Trust Company, N.A.,

successor to The Bank of New York, successor to
Fleet National Bank, formerly known as

The Connecticut National Bank),

Trustee

As Amended by Eleven Supplemental Indentures

(to and including the Eleventh Supplemental Indenture dated as of January 1, 2014)

TABLE OF CONTENTS

Yankee Gas Services Company
Indenture of Mortgage and Deed of Trust
Dated as of July 1, 1989
(Including All Amendments to and including the
Eleventh Supplemental Indenture dated as of January 1, 2014)

i

ARTICLE Nine
EVENTS OF DEFAULT; REMEDIES		65
SECTION 901.	EVENTS OF DEFAULT	65
SECTION 902.	ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT	66
SECTION 903.	COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE	68
SECTION 904.	TRUSTEE MAY FILE PROOFS OF CLAIM	68
SECTION 905.	TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES	69
SECTION 906.	APPLICATION OF MONEY COLLECTED	69
SECTION 907.	LIMITATION ON SUITS	70
SECTION 908.	UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST	70
SECTION 909.	RESTORATION OF RIGHTS AND REMEDIES	71
SECTION 910.	RIGHTS AND REMEDIES CUMULATIVE	71
SECTION 911.	DELAY OR OMISSION NOT WAIVER	71
SECTION 912.	CONTROL BY HOLDERS OF SECURITIES	71
SECTION 913.	WAIVER OF PAST DEFAULTS	72
SECTION 914.	UNDERTAKING FOR COSTS	73
SECTION 915.	WAIVER OF USURY, STAY OR EXTENSION LAWS	73
SECTION 916.	DEFAULTS UNDER PRIOR LIENS	73
SECTION 917.	RECEIVER AND OTHER REMEDIES	73

ARTICLE Ten
THE TRUSTEE		74
SECTION 1001.	CERTAIN DUTIES AND RESPONSIBILITIES	74
SECTION 1002.	NOTICE OF DEFAULTS	74
SECTION 1003.	CERTAIN RIGHTS OF TRUSTEE	74
SECTION 1004.	NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES	76
SECTION 1005.	MAY HOLD SECURITIES	76
SECTION 1006.	MONEY HELD IN TRUST	76
SECTION 1007.	COMPENSATION AND REIMBURSEMENT	76
SECTION 1008.	DISQUALIFICATION; CONFLICTING INTERESTS	77
SECTION 1009.	CORPORATE TRUSTEE REQUIRED; ELIGIBILITY	78
SECTION 1010.	RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR	78
SECTION 1011.	ACCEPTANCE OF APPOINTMENT BY SUCCESSOR	80
SECTION 1012.	MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS	80
SECTION 1013.	PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY	81
SECTION 1014.	CO-TRUSTEE AND SEPARATE TRUSTEES	81
SECTION 1015.	APPOINTMENT OF AUTHENTICATING AGENT	82

ARTICLE Eleven
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY		84

SECTION 1101.	LISTS OF HOLDERS	84
SECTION 1102.	REPORTS BY TRUSTEE AND COMPANY	84

ARTICLE Twelve
CONSOLIDATION, MERGER, CONVEYANCE, OR OTHER TRANSFER		85
SECTION 1201.	COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS	85
SECTION 1202.	SUCCESSOR COMPANY SUBSTITUTED	86
SECTION 1203.	EXTENT OF LIEN HEREOF ON PROPERTY OF SUCCESSOR COMPANY	87
SECTION 1204.	RELEASE OF COMPANY UPON CONVEYANCE OR OTHER TRANSFER	87
SECTION 1205.	MERGER INTO COMPANY; EXTENT OF LIEN HEREOF	87
SECTION 1206.	TRANSFER OF LESS THAN SUBSTANTIALLY ALL	88

ARTICLE Thirteen
SUPPLEMENTAL MORTGAGES		88
SECTION 1301.	SUPPLEMENTAL MORTGAGES WITHOUT CONSENT OF HOLDERS	88
SECTION 1302.	SUPPLEMENTAL MORTGAGES WITH CONSENT OF HOLDERS	90
SECTION 1303.	EXECUTION OF SUPPLEMENTAL MORTGAGES	93
SECTION 1304.	EFFECT OF SUPPLEMENTAL MORTGAGES	94
SECTION 1305.	CONFORMITY WITH TRUST INDENTURE ACT	94
SECTION 1306.	REFERENCE IN SECURITIES TO SUPPLEMENTAL MORTGAGES	94
SECTION 1307.	MODIFICATION WITHOUT SUPPLEMENTAL MORTGAGE	94

ARTICLE Fourteen
MEETINGS OF HOLDERS; ACTION WITHOUT MEETING		95
SECTION 1401.	PURPOSES FOR WHICH MEETINGS MAY BE CALLED	95
SECTION 1402.	CALL, NOTICE AND PLACE OF MEETINGS	95
SECTION 1403.	PERSONS ENTITLED TO VOTE AT MEETINGS	95
SECTION 1404.	QUORUM; ACTION	96
SECTION 1405.	ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS	97
SECTION 1406.	COUNTING VOTES AND RECORDING ACTION OF MEETINGS	98
SECTION 1407.	ACTION WITHOUT MEETING	98

ARTICLE Fifteen
IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS		98
SECTION 1501.	LIABILITY SOLELY CORPORATE	98

ARTICLE Sixteen	POSSESSION, USE AND RELEASE OF MORTGAGED
PROPERTY		99
SECTION 1601.	QUIET ENJOYMENT; EXCEPTED PROPERTY AFTER SECOND EFFECTIVE DATE	99

SECTION 1602.	DISPOSITIONS WITHOUT RELEASE	100
SECTION 1603.	RELEASE OF MORTGAGED PROPERTY	101
SECTION 1604.	PRESERVATION OF LIEN	102
SECTION 1605.	RELEASE OF MINOR PROPERTIES; EFFECTIVE TIME	103
SECTION 1606.	WITHDRAWAL OR OTHER APPLICATION OF CASH	103
SECTION 1607.	RELEASE OF PROPERTY TAKEN BY EMINENT DOMAIN, ETC	104
SECTION 1608.	SECURED DEBT	105
SECTION 1609.	DISCLAIMER OR QUITCLAIM	106
SECTION 1610.	MISCELLANEOUS	106
SECTION 1611.	MAINTENANCE OF PROPERTIES	108
SECTION 1612.	PAYMENT OF TAXES; DISCHARGE OF LIENS	108
SECTION 1613.	INSURANCE	109
SECTION 1614.	RECORDING, FILING, ETC	111
SECTION 1615.	EFFECTIVE TIME FOR CERTAIN PROVISIONS	112

v

i.                                         YANKEE GAS SERVICES COMPANY

Reconciliation and tie between Trust Indenture Act of 1939 and Mortgage, as amended by all amendments to and including the Eleventh Supplemental Indenture dated as of January 1, 2014.

Trust Indenture Act Section		Mortgage Section
§§ 310	(a)(1)	1009
	(a)(2)	1009
	(a)(3)	1014
	(a)(4)	Not Applicable
	(b)	1008, 1010
§§ 311	(a)	1013
	(b)	1013
	(c)	Not Applicable
§§ 312	(a)	1101
	(b)	1101
	(c)	1101
§§ 313	(a)	1102
	(b)(1)	Not Applicable
	(b)(2)	1102
	(c)	1102
	(d)	1102
§§ 314	(a)	1102
	(a)(4)	705
	(b)	1614
	(c)(1)	103
	(c)(2)	103
	(c)(3)	Not Applicable
	(d)	1610
	(e)	103
§§ 315	(a)	1001(a)
	(b)	1002
	(c)	1001(b)
	(d)	1001(c)
	(d)(1)	1001(a), 1001(c)
	(d)(2)	1001(c)
	(d)(3)	1001(c)
	(e)	914
§§ 316	(a)	912, 913
	(a)(1)(A)	902, 912
	(a)(1)(B)	913
	(a)(2)	Not Applicable
	(b)	908
§§ 317	(a)(1)	903
	(a)(2)	904
	(b)	703
§§ 318	(a)	108

THIS INDENTURE OF MORTGAGE AND DEED OF TRUST (hereinafter referred to as this “Mortgage”), dated as of the first day of July, 1989, between YANKEE GAS SERVICES COMPANY, a specially chartered corporation of the State of Connecticut (hereinafter called the “Company”), and The Bank of New York Mellon Trust Company, N.A. (Formerly known as The Bank of New York Trust Company, successor Trustee to Fleet National Bank, formerly known as The Connecticut National Bank) (hereinafter called the “Trustee”).

RECITALS OF THE COMPANY

The Company has duly authorized the creation, execution and delivery from time to time of its bonds, notes or other evidences of indebtedness of substantially the tenor hereinafter provided (hereinafter called the “Securities”), issuable in one or more series; and, to secure the Securities and to provide for their authentication and delivery by the Trustee, the Company has duly authorized the execution and delivery of this Mortgage.

All things have been done which are necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company, and to constitute this indenture a valid mortgage and deed of trust and a security agreement and contract for the security of the Securities, in accordance with the terms of the Securities and this Mortgage.

GRANTING CLAUSES

NOW, THEREFORE, THIS MORTGAGE WITNESSETH, that, to secure the payment of the principal of (and premium, if any) and interest on the Securities Outstanding (as hereinafter defined) and the performance of the covenants therein and herein contained and to declare the terms and conditions on which the Securities Outstanding are secured, and in consideration of the premises and of the purchase of the Securities by the Holders thereof, the Company by these presents does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible and intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excepted Property (as hereinafter defined) hereinafter expressly excepted from the lien hereof, and including, without limitation, all and singular the following:

GRANTING CLAUSE FIRST

All the property, rights, privileges and franchises particularly described in annexed Schedule A are hereby made a part of, and deemed to be described in, this Granting Clause as fully as if set forth in this Granting Clause at length.

GRANTING CLAUSE SECOND

Subject to the applicable exceptions, if any, permitted by Article Twelve, all other property, real, personal or mixed (other than “Excepted Property”), of every kind and description and wheresoever situate, now owned or which may be hereafter acquired by the Company, including, without limitation, plant, equipment, apparatus, transmission and pipe lines and distribution systems, it being the intention hereof that all property, rights, privileges and franchises now owned by the Company or acquired by the Company after the date hereof, (other than Excepted Property) shall be as fully embraced within and subjected to the lien hereof, as if such property were specifically described herein.

GRANTING CLAUSE THIRD

Also any Excepted Property that may, from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien hereof by the Company or by anyone in its behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder.  Such subjection to the lien hereof of any Excepted Property as additional security may be made subject to any reservations, limitations or conditions which shall be set forth in a written instrument executed by the Company or the person so acting in its behalf or by the Trustee respecting the use and disposition of such property or the proceeds thereof.

GRANTING CLAUSE FOURTH

Together with (subject to the rights of the Company set forth in Section 1601) all the rents, issues, profits, revenues and other income and proceeds of the property subjected or required to be subjected to the lien of this Mortgage, and all the estate, right, title and interest of every nature whatsoever of the Company in and to the same and every part thereof.

EXCEPTED PROPERTY

There is, however, expressly excepted and excluded from the Lien of this Mortgage all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein prior to the Second Effective Date sometimes called “Excepted Property”); provided, however, that at any time after compliance by the Company with the requirements set forth in Section 1601(b), the term “Excepted Property” shall mean the property described in clause (B) of the term “Excepted Property” set forth in Section 101, and the remainder of this paragraph shall automatically cease to be of any further force or effect:

(a)       all cash on hand or in banks, contracts, agreements, shares of stock, bonds, notes, evidences of indebtedness and other securities, bills, notes, contract rights and accounts receivable, permits and licenses, patents, patent licenses and other patent rights, patent applications, trade names, trademarks, claims, credits, chooses in action, and other general intangibles, other than property referred to in this subdivision which is specifically described in Schedule A referred to in Granting Clause First or is by the express provisions of this Mortgage subjected or required to be subjected to the lien hereof;

(b)       all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment, all vessels and aircraft, and all accessories and supplies used in connection with any of the foregoing;

(c)       all products, goods, wares and merchandise acquired for the purpose of sale in the ordinary course of business, including all natural and manufactured gas supplies and inventory, whether in the ground or in transmission, storage or distribution; and all fuel, materials and supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the business of the Company;

(d)       all office furniture and equipment, small tools and equipment and machinery of portable size, computer equipment, systems and programs, and all leasehold interests pertaining thereto;

(e)       all leasehold interests of the Company under leases for a term (including any period for which the Company shall have a right of renewal) of less than one year;

(f)        the last day of the term of each leasehold estate otherwise subject to the lien of this Mortgage;

(g)       all rents, issues, profits, revenues and other income and proceeds of any property not subjected or required to be subjected to the lien of this Mortgage now or hereafter owned, leased or operated by the Company;

(h)       all permits, licenses, franchises and rights not specifically subjected or required to be subjected to the lien hereof by the express provisions of this Mortgage, whether now owned or hereafter acquired by the Company, which by their terms or by reason of applicable law would become void or voidable if mortgaged or pledged hereunder by the Company or which can not be granted, conveyed, mortgaged, transferred or assigned by this Mortgage without the consent of other parties whose consent is not secured, or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of this Mortgage, or which otherwise may not be, or are not, hereby lawfully and effectively granted, conveyed, mortgaged, transferred and assigned by the Company (including, without limitation, the Company’s franchise to be a public service company) ;

It is the intention and it is hereby agreed that all property of the kind hereinbefore described acquired by the Company after the date hereof, shall, except as otherwise provided herein, be as fully embraced within the provisions of this Mortgage, and subject to the lien hereby created, as if the said property were now owned by the Company, and were specifically described herein and conveyed hereby.

TO HAVE AND TO HOLD all said property, rights, privileges and franchises of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated herein not to be deemed part of the Mortgaged Property), being herein collectively called “Mortgaged Property”) unto the Trustee and its successors and assigns forever.

SUBJECT, HOWEVER, to Permitted Liens (as defined in Section 101).

BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Securities without any preference or priority of any such Security over any other such Security.

UPON CONDITION that, until the happening of an Event of Default (as defined in Section 101) and subject to the provisions of Article Sixteen, the Company shall be permitted to possess and use the Mortgaged Property, except cash, securities and other personal property deposited and pledged, or required to be deposited and pledged, with the Trustee, and to receive and use the rents, issues, profits, revenues and other income of the Mortgaged Property.

AND IT IS HEREBY COVENANTED AND DECLARED that all the Securities are to be authenticated and delivered and the Mortgaged Property is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Securities as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.            DEFINITIONS.

For all purposes of this Mortgage, except as otherwise expressly provided or unless the context otherwise requires:

(a)           the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b)           all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)           all terms used herein without definition which are defined in the Uniform Commercial Code of Connecticut as in effect on the First Effective Date shall have the meanings assigned to them therein;

(d)           all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the First Effective Date; provided, however, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and provided, further, that to the extent the Company elects to use a computation that is not based on accounting principles that are generally accepted in the United States on the date of such computation, the Company shall so state and shall certify that such principles were in effect at the First Effective Date;

(e)           the table of contents and headings are for reference purposes only and shall not in any way affect the meaning or interpretation of this Mortgage.

(f)            The terms and provisions hereof that have no force or effect before the Second Effective Date shall not in any way affect the meaning or interpretation of any provisions hereof that shall be in effect on and after the First Effective Date and, correspondingly, the terms and provisions hereof that have no force and effect after the Second Effective Date shall not in any way affect the meaning or interpretation of any provisions hereof that shall be in effect on and after the Second Effective Date;

(g)           any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Mortgage; and

(h)           the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Mortgage as a whole and not to any particular Article, Section or other subdivision.

“ACCOUNTANT” means a person engaged in the accounting profession or otherwise qualified to pass on accounting matters (including, but not limited to, a Person certified or licensed as a public accountant, whether or not then engaged in the public accounting profession), which Person, unless required to be Independent, may be an employee or Affiliate of the Company.

“ACT”, when used with respect to any Holder of a Security, has the meaning specified in Section 105.

“AFFILIATE” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “CONTROL” when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “CONTROLLING” and “CONTROLLED” have meanings correlative to the foregoing.

“AUTHENTICATING AGENT” means any Person or Persons (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of one or more series.

“AUTHORIZED OFFICER” means the Chairman of the Board, the Vice Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, or any other officer, manager or agent of the Company duly authorized pursuant to a Board Resolution to act in respect of matters relating to this Mortgage.

“AVAILABLE CASH”, at any time, shall mean all cash then held by, or deposited with, the Trustee other than cash so held or deposited pursuant to Section 307 or Article Eight.

“BOARD OF DIRECTORS” means either the board of directors, board of managers or similar governing body of the Company or any committee thereof duly authorized to act in respect of matters relating to this Mortgage.

“BOARD RESOLUTION” means a copy of a resolution certified by the Secretary, an Assistant Secretary or an Authorized Officer of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“BUSINESS DAY”, when used with respect to a Place of Payment or any other particular location specified in the Securities or this Mortgage, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location, or in the place in which the Corporate Trust Office is located, are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

“CAPITALIZED LEASE LIABILITIES” means, with respect to any Person, the amount, if any, shown as liabilities on such Person’s unconsolidated balance sheet for capitalized leases of natural gas transmission, distribution and storage property not owned by such Person, which amount shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which such Person is engaged.

“COMMISSION” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the First Effective Date such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

“COMPANY” means the Person named as the “Company” in the first paragraph of this Mortgage until a successor Person shall have become such pursuant to the applicable provisions of this Mortgage, and thereafter “Company” shall mean such successor Person.

“COMPANY ORDER” or “COMPANY REQUEST” means, respectively, a written order or request, as the case may be, signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

“CORPORATE TRUST OFFICE” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the First Effective Date is located at 400 South Hope Street, Suite 400, Los Angeles, California 90071, Attn: Corporate Unit; provided that for purposes of determining the governing law in Section 113 hereof, the Corporate Trust Office shall be deemed to be in the State of New York.

“CORPORATION” means a corporation, association, company, limited liability company, partnership, limited partnership, joint stock company or business trust, and references to “corporate” and other derivations of “corporation” herein shall be deemed to include appropriate derivations of such entities.

“COST” with respect to Property Additions has the meaning specified in Section 102.

“DEBT”, with respect to any Person, means, without duplication, (A) indebtedness of such Person for borrowed money evidenced by a bond, debenture, note or other written instrument or agreement by which such Person is obligated to repay such borrowed money, (B) any guaranty by such Person of any such indebtedness of another Person, and (C) any Capitalized Lease Liabilities of such Person.  “Debt” does not include, among other things, (w) indebtedness of such person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services, (x) any trade obligation (including obligations under power or other commodity purchase agreements and any hedges or derivatives associated therewith), or other obligations of such Person in the ordinary course of business, (y) obligations of such Person under any lease agreement that are not Capitalized Lease Liabilities, or (z) any Liens securing indebtedness, neither assumed nor guaranteed by such Person nor on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by such Person for substation, transmission line, transportation line, distribution line or right of way purposes.

“DEFAULTED INTEREST” has the meaning specified in Section 307.

“DISCOUNT SECURITY” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902.  “Interest” with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

“DOLLAR” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

“ELIGIBLE OBLIGATIONS” means:

(a)           with respect to Securities denominated in Dollars, Government Obligations or, if specified pursuant to Section 301 with respect to any Securities, other Investment Securities; or

(b)           with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.

“EVENT OF DEFAULT” has the meaning specified in Section 901.

“EXCEPTED PROPERTY”,

(A)          at any time prior to compliance by the Company with the requirements of Section 1601(b), the term “Excepted Property” has the meaning specified in the granting clauses of this Mortgage; provided, however, that on and after such compliance with Section 1601(b), the term “Excepted Property” shall have the meaning set forth in clause (B) below, and the definition of “Excepted Property” set forth in this clause (A) shall automatically cease to be of any further force or effect;

(B)          at any time after compliance by the Company with the requirements set forth in Section 1601(b), the term “Excepted Property” shall mean the property described below in this clause (B); provided, however, that until such compliance with Section 1601(b), the definition of the term “Excepted Property” set forth in this clause (B) shall be of no force or effect but shall automatically become and be in full force and effect upon such compliance with Section 1601(b):

(i)            all cash on hand or in banks or other financial institutions, deposit accounts, securities accounts, shares of stock, interests in business trusts or general or limited partnerships or limited liability companies, bonds, notes, mortgages, other evidences of indebtedness and other securities, security entitlements and investment property, of whatsoever kind and nature, not hereafter paid or delivered to, deposited with or held by the Trustee hereunder or required so to be;

(ii)           all rights, contracts, leases, operating agreements and other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper (except to the extent that any of the same constitute securities, security entitlements or investment property, in which case they are separately excepted from the Lien of this Mortgage under clause (i) above); all revenues, income and earnings, all accounts, accounts receivable, rights to payment, payment intangibles and unbilled revenues, transition property, and all rents, tolls, earnings, issues, product and profits, revenues, dividends, income, claims, credits, demands and judgments; all governmental and other licenses, permits, franchises, consents and allowances; and all patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights and other intellectual property; and all claims, credits, choses in action, commercial tort claims and other intangible property and general intangibles including, but not limited to, computer software;

(iii)          all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges, and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other Lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located;

(iv)          all goods, stock in trade, wares, merchandise and inventory held for the purpose of sale or lease in the ordinary course of business; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property; all fuel, including nuclear fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or after the period of the use thereof as fuel; all hand and other portable tools and equipment; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of the facilities, machinery, equipment or fixtures described or referred to in the Granting Clauses of this Mortgage;

(v)           all coal, lignite, ore, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land; and all electric energy and capacity, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by the Company;

(vi)          all real property, leaseholds, gas rights, wells, gathering, tap or other pipe lines, or facilities, equipment or apparatus, in any case used or to be used primarily for the production or gathering of natural gas;

(vii)         all property which is the subject of a lease agreement designating the Company as lessee and all right, title and interest of the Company in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

(viii)        all property, real, personal and mixed, which prior to the Second Effective Date has been released from the Lien of the Mortgage;

(ix)          all property, real, personal and mixed, which subsequent to the Second Effective Date, has been released from the Lien of this Mortgage, and any improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any parts thereof;

(x)           all leasehold interests, permits, licenses and similar rights, whether now owned or hereafter acquired by the Company, which are intended to be hereby conveyed, transferred or assigned and which may not be legally so conveyed, transferred or assigned, or which cannot be so conveyed, transferred or assigned without the consent of other parties whose consent is not secured or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of the Mortgage or which otherwise may not be hereby lawfully and/or effectively granted, conveyed, mortgaged, transferred and assigned by the Company;

(xi)          the last day of the term of each leasehold estate (oral or written, or any agreement therefor) then owned or thereafter acquired by the Company;    and

(xii)         all property not acquired or constructed by the Company for use in its natural gas storage, transmission and distribution business;

provided, however, that, at any time on and after the Second Effective Date, subject to the provisions of Section 1203, (A) if, at any time after the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 1014 or any receiver appointed pursuant to Section 917 or otherwise, shall have entered into possession of all or substantially all the Mortgaged Property, to the extent permitted by law, all the Excepted Property described or referred to in the foregoing clauses (iii) and (v) then owned or held or thereafter acquired by the Company, to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, shall immediately, and, in the case of any Excepted Property described or referred to in clause (vii), to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, become subject to the Lien of this Mortgage, junior and subordinate to any Liens at that time existing on such Excepted Property, and the Trustee or such other trustee or receiver may, to the extent permitted by law or by the terms of any such other Lien (and subject to the rights of the holders of all such other Liens), at the same time likewise take possession thereof, (B) whenever all Events of Default shall have been cured and the possession of all or substantially all of the Mortgaged Property shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the Lien hereof to the extent set forth above; it being understood that the Company may, however, pursuant to any future amendment to this Mortgage subject any Excepted Property to the Lien of this Mortgage whereupon the same shall cease to be Excepted Property, and (C) to the extent not prohibited by any other provision of the Mortgage, nothing contained in the release herein provided for shall prevent the Company, prior to any such entering into possession, from selling, assigning, transferring, pledging or otherwise disposing of property of the character thereby released from the lien hereof by this paragraph and in any such case the title, possession or other rights of the purchaser, assignee or transferee thereof shall be free and clear of such lien as would otherwise attach under the Mortgage in the event of such entering into possession.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXPERT” means a Person which is an engineer, appraiser or other expert and which, with respect to any certificate to be signed by such Person and delivered to the

Trustee, is qualified to pass upon the matters set forth in such certificate.  For purposes of this definition, (a) “engineer” means a Person engaged in the engineering profession or otherwise qualified to pass upon engineering matters (including, but not limited to, a Person licensed as a professional engineer, whether or not then engaged in the engineering profession) and (b) “appraiser” means a Person engaged in the business of appraising property or otherwise qualified to pass upon the Fair Value or fair market value of property.

“EXPERTS’ CERTIFICATE” means a certificate signed by an Authorized Officer, by an Accountant and by an Expert (which Accountant and Expert (a) shall be selected either by the Board of Directors or by an Authorized Officer, the execution of such certificate by such Authorized Officer to be conclusive evidence of such selection, and (b) except as otherwise required in Sections 401 and 1610, may be an employee or Affiliate of the Company) and delivered to the Trustee.  The amount stated in any Experts’ Certificate as to the Cost, Fair Value or fair market value of property shall be conclusive and binding upon the Company, the Trustee and the Holders of the Securities.

“FAIR VALUE”, with respect to property, means the fair value of such property as determined in the reasonable judgment of the Expert certifying to such value, such determination to be based on any one or more factors deemed relevant by such Expert including, without limitation, (a) the amount which would be likely to be obtained in an arm’s-length transaction with respect to such property between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, (b) the amount of investment with respect to such property which, together with a reasonable return thereon, would be likely to be recovered through ordinary business operations or otherwise, (c) the Cost, accumulated depreciation, and replacement cost with respect to such property and/or (d) any other relevant factors; provided, however, that (x) the Fair Value of property shall be determined without deduction for any Liens on such property prior to the Lien of this Mortgage (except as otherwise provided in Section 1603) and (y) the Fair Value to the Company of Property Additions may be of less value to a Person which is not the owner or operator of the Mortgaged Property or any portion thereof than to a Person which is such owner or operator.  Fair Value may be determined, without physical inspection, by the use of accounting and engineering records and other data maintained by the Company or otherwise available to the Expert certifying the same.

“FIRST EFFECTIVE DATE” means January 2, 2014.

“GAS UTILITY PROPERTY” means any facilities, machinery, equipment and fixtures for the storage, transmission and distribution of natural gas and all other property of the Company, real or personal, or improvements, extensions, additions, renewals or replacements of the foregoing, in each case used or useful or to be used in or in connection with the business of storing, transmission and distribution of natural gas of the character described in the Granting Clauses of this Mortgage, whether owned by the Company at the First Effective Date or hereafter acquired (other than Excepted Property with respect to all of the property described in this definition).

“GOVERNMENTAL AUTHORITY” means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

“GOVERNMENT OBLIGATIONS” means securities which are (a) (i) direct obligations of the United States where the payment or payments thereunder are supported by the full faith and credit of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States or (b) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act, which may include the Trustee or any Authenticating Agent or Paying Agent) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

“HOLDER” means a Person in whose name a Security is registered in the Security Register.

“INDEPENDENT”, when applied to any Accountant or Expert, means such a Person who (a) is in fact independent, (b) does not have any direct material financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, (c) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any person performing similar functions and (d) shall be acceptable to the Trustee.

“INDEPENDENT EXPERTS’ CERTIFICATE” means a certificate signed by an Expert who is Independent and delivered to the Trustee.

“INTEREST” with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate rather than interest calculated at any imputed rate.

“INTEREST PAYMENT DATE”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“INVESTMENT SECURITIES” means any of the following obligations or securities on which neither the Company, any other obligor on the Securities nor any Affiliate of either is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in any national or state bank (which may include the Trustee or any Authenticating Agent or Paying Agent) or savings and loan association whose outstanding securities (or securities of the bank holding company owning all of the capital stock of such bank or savings and loan association) are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (c) bankers’ acceptances drawn on and accepted by any commercial bank (which may include the Trustee or any Authenticating Agent or Paying Agent) whose outstanding securities (or securities of the bank holding company owning all of the capital stock of such commercial bank) are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State or Territory of the United States or the District of Columbia, or any political subdivision of any of the foregoing, which are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (e) bonds or other obligations of any agency or instrumentality of the United States; (f) corporate debt securities which are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (g) repurchase agreements with respect to any of the foregoing obligations or securities with any banking or financial institution (which may include the Trustee or any Authenticating Agent or Paying Agent) whose outstanding securities (or securities of the bank holding company owning all of the capital stock of such bank or financial institution) are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (h) securities issued by any regulated investment company (including any investment company for which the Trustee or any Authenticating Agent or Paying Agent is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations or securities of the character and investment quality contemplated in clauses (a) through (f) above and repurchase agreements which are fully collateralized by any of such obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee in its capacity as such.

“LIEN” means any mortgage, deed of trust, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right and any other lien of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and any defect, irregularity, exception or limitation in record title.

“MATURITY”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Mortgage, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

“MORTGAGE” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more Mortgages supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental Mortgage, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Mortgage and any such supplemental Mortgage, respectively.  The term “Mortgage” shall also include the provisions or terms of particular series of Securities established in any Officers’ Certificate, Board Resolution or Company Order delivered pursuant to Sections 201, 301, 303 and 1307.

“MORTGAGED PROPERTY” has the meaning stated in the habendum to the Granting Clauses and means, as of any particular time, all property which at such time is subject to the Lien of this Mortgage.

“NOTICE OF DEFAULT” means a written notice of the kind specified in Section 901(c).

“OFFICERS’ CERTIFICATE” means a certificate signed by any two Authorized Officers of the Company and delivered to the Trustee.

“OPINION OF COUNSEL” means a written opinion of counsel, who may counsel for the Company.

“ORIGINAL INDENTURE” means the Indenture of Mortgage and Deed of Trust, dated as of July 1, 1989, executed and delivered by the Company to The Bank of New York Trust Company, N.A. (successor as trustee to the Bank of New York, successor to Fleet National Bank, formerly known as The Connecticut National Bank), as Trustee, and any and all Supplemental Indentures thereto dated as of a date prior to the First Effective Date.

“OUTSTANDING”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Mortgage, except:

(a)           Securities theretofore canceled or delivered to the Security Registrar for cancellation;

(b)           Securities deemed to have been paid for all purposes of this Mortgage in accordance with Section 801 (whether or not the Company’s indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

(c)           Securities, the principal, premium, if any, and interest, if any, which have been fully paid pursuant to the third paragraph of Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Mortgage, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

provided, however, that, from and after the First Effective Date but before the Second Effective Date, in determining whether the Holders of the requisite principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded.  Securities so owned which have been pledged in good faith may be regarded as Outstanding for such purposes if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;

and provided further, that, from and after the Second Effective Date, in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Mortgage, or the Securities Outstanding of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

(x)           Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Mortgage, or (except for the purposes of actions to be taken by Holders of more than one series or more than one Tranche, as the case may be, voting as a class under Section 1302) all Securities Outstanding of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and provided, further, that in no event shall any Security which shall have been delivered to evidence or secure, in whole or in part, the Company’s obligations in respect of other indebtedness be deemed to be owned by the Company if the principal of such Security is payable, whether at Stated Maturity or upon mandatory redemption, at the same time as the principal of such other indebtedness is payable, whether at Stated Maturity or upon mandatory redemption or acceleration, but only to the extent of such portion of the principal amount of such Security as does not exceed the principal amount of such other indebtedness, and

(y)           the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 902; and

(z)           the principal amount of any Security which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the principal amount (or, in the case of a Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currency evidenced by such Security, in each such case certified to the Trustee in an Officers’ Certificate, based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above;

and provided, further, that in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Mortgage shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

“OUTSTANDING”, when used with respect to Secured Debt, means, as of the date of determination, all Secured Debt authenticated and delivered by the trustee or other holder of the Prior Lien securing the same or, if there be no such trustee or other holder, theretofore made and delivered or incurred by the Company, except:

(a)           Secured Debt theretofore cancelled or delivered to the trustee or other holder of any such Prior Lien for cancellation;

(b)           Secured Debt which has been fully paid or deemed to have been fully paid;

(c)           Secured Debt held by the Trustee subject to the provisions of Section 1608 hereof;

(d)           Secured Debt held by the trustee or other holder of a Prior Lien upon the same property as that mortgaged or pledged to secure the Secured Debt so held (under conditions such that no transfer of ownership or possession of such Secured Debt by the trustee or other holder of such Prior Lien is permissible otherwise than to the Trustee to be held subject to the provisions of Section 1608 hereof, or to the trustee or other holder of some other Prior Lien upon the same property for cancellation or to be held uncancelled under the terms of such other Prior Lien under like conditions);

(e)           Secured Debt secured by a Prepaid Lien; and

(f)            lost, stolen or destroyed Secured Debt in lieu of or in substitution for which other Secured Debt shall have been authenticated and delivered.

“PAYING AGENT” means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.

“PERIODIC OFFERING” means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, as contemplated in Section 301 and clause (b) of Section 303.

“PERMITTED LIENS”

(A)          at any time prior to the Second Effective Date, the term “Permitted Liens” shall, with respect to Mortgaged Property, mean any of the following; provided, however that on and after the Second Effective Date, the term “Permitted Liens” shall have the meaning set forth in clause (B) below and the definition of Permitted Liens set forth in this clause (A) shall automatically cease to be of any further force or effect:

(i)                         as to the property specifically described in Granting Clause First, the restrictions, exceptions, reservations, conditions, limitations, interests and other matters which are set forth or referred to in such descriptions;

(ii)                      liens for taxes, assessments and other governmental charges not delinquent;

(iii)                   liens for taxes, assessments and other governmental charges already delinquent which are currently being contested in good faith by appropriate proceedings, provided the Company shall have set aside on its books adequate reserves with respect thereto;

(iv)                  mechanics’ and materialmen’s liens not filed of record and similar charges not delinquent, incident to current construction, and mechanics’ and materialmen’s liens incident to such construction which are filed of record but which are being contested in good faith and have not proceeded to judgment and as to which the Company shall have set aside on its books adequate reserves with respect thereto;

(v)                     liens in respect of judgments or awards with respect to which the Company shall in good faith currently be prosecuting an appeal or proceedings for review and with respect to which the Company shall have secured a stay of execution pending such appeal or proceedings for review, provided the

Company shall have set aside on its books adequate reserves with respect thereto;

(vi)                  easements and rights of way granted by the Company that, in the opinion of the Board of Directors, will not impair the usefulness of such property in the conduct of the Company’s business and will not be prejudicial to the interests of the Holders, provided that, if the Company shall be entitled to receive any money or property as consideration or compensation for such grant, forthwith upon its receipt by the Company, such money to the extent it exceeds $100,000 shall be deposited with the Trustee (unless otherwise required by a Lien prior to or on a parity with the lien of this Mortgage) and any such property shall otherwise be subjected to the lien of this Mortgage, and similar rights granted by any predecessor in title of the Company;

(vii)               easements, leases, reservations or other rights of others in any property of the Company for streets, roads, bridges, pipes, pipe lines, railroads, electric transmission and distribution lines, telegraph and telephone lines, the removal of oil, gas, coal or other minerals and other similar purposes, flood rights, river control and development rights, sewage and drainage rights, restrictions against pollution and zoning laws and defects and irregularities in the record evidence of title, provided that such easements, leases, reservations, rights, restrictions, laws, defects and irregularities do not in the aggregate materially impair the use of the Mortgaged Property taken as a whole for the purposes for which it is held by the Company;

(viii)            liens securing indebtedness neither created, assumed nor guaranteed by the Company nor on account of which it customarily pays interest, existing at the date of this instrument, or, as to property hereafter acquired, at the time of acquisition by the Company, upon lands over which easements or rights of way are acquired by the Company for any of the purposes specified in clause (vii) of this definition, which liens do not materially impair the use of such easements or rights of way for the purposes for which they are held by the Company;

(ix)                  terminable or short term leases or permits for occupancy, which leases or permits expressly grant to the Company the right to terminate them at any time on not more than 90 days’ notice and which occupancy does not interfere with the operation of the business of the Company;

(x)                     any lien or privilege vested in any lessor, licensor or permitter for rent to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses or permits, so long as the payment of such rent or the performance of such other obligations or acts is not delinquent;

(xi)                  the burdens of any law or governmental regulation or permit requiring the Company to maintain certain facilities or perform certain acts as a condition of its occupancy of or interference with any public lands or any river or stream or navigable waters;

(xii)               any irregularities in or deficiencies of title to any rights-of-way for gas transmission or distribution mains, pipelines or services, or appurtenances thereto or other improvements thereon, and to any real estate used or to be used primarily for the manufacture, storage, transmission or distribution of gas, including real estate held for right-of-way purposes, provided that in the Opinion of Counsel, the Company has power under eminent domain, or similar statutes, to remove such irregularities or deficiencies, or, in the case of any such right-of-way, provided that in the Opinion of Counsel, the Company shall have obtained from the apparent owner of the lands or estates therein covered by any such right-of-way, a sufficient right, by the terms of the instrument granting such right-of-way, to the use thereof for the construction, operation or maintenance of the mains, pipelines, services, appurtenances or improvements for which the same are used or are to be used;

(xiii)            rights reserved to, or vested in, any municipality or governmental or other public authority to control or regulate any property of the Company, or to use such property in any manner, which rights to not materially impair the use of such property, for the purposes for which it is held by the Company;

(xiv)           any obligations or duties, affecting the property of the Company, to any municipality or governmental or other public authority with respect to any franchise, grant, license or permit; and

(xv)              any valid right under any statutory or common law to purchase, or designate a purchaser of or order the sale of, any property of the Company upon payment of cash or reasonable compensation therefor or to terminate any franchise, license or other rights of the Company.

(B)    at any time on and after the Second Effective Date, the term “Permitted Liens” shall, with respect to the Mortgaged Property, mean any of the following; provided, however, that the definition of Permitted Liens set forth in this clause (B) shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date:

(i)                         Liens existing as of the Second Effective Date;

(ii)                      as to property acquired by the Company after the Second Effective Date, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, any Prior Lien);

(iii)                               Liens for taxes, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith by appropriate proceedings;

(iv)                              mechanics’, workmen’s, repairmen’s, materialmen’s, warehousemen’s, and carriers’ Liens, other Liens incident to construction, Liens or privileges of any employees of the Company for salary or wages earned, but not yet payable, and other Liens, including without limitation Liens for worker’s compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

(v)                                 Liens in respect of attachments, judgments or awards arising out of judicial or administrative proceedings (i) in an amount not exceeding the greater of (A) $10,000,000 and (B) 3% of the aggregate principal amount of all Securities and Secured Debt then Outstanding or (ii) with respect to which the Company shall (X) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding or (Y) have the right to prosecute an appeal or other proceeding for review;

(vi)                              easements, leases, reservations or other rights of others in, on, over and/or across, and laws, regulations and restrictions affecting, and defects, irregularities, exceptions and limitations in title to, the Mortgaged Property or any part thereof; provided, however, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects, irregularities, exceptions and limitations do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company;

(vii)                           defects, irregularities, exceptions and limitations in title to real property subject to rights-of-way in favor of the Company or otherwise or used or to be used by the Company primarily for right-of-way purposes or real property held under lease, easement, license or similar right; provided, however, that (i) the Company shall have obtained from the apparent owner or owners of such real property a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purposes for which the Company acquired the same; or (ii) the Company has power under eminent domain or similar statutes to remove such defects, irregularities, exceptions or limitations; or (iii) such defects, irregularities, exceptions and limitations may be otherwise remedied without undue effort or expense; and defects, irregularities, exceptions and limitations in title to reclaimed lands, flood lands, flooding rights and/or water rights;

(viii)                        Liens securing indebtedness or other obligations neither created, assumed nor guaranteed by the Company nor on account of which it customarily pays interest upon real property or rights in or relating to real property acquired by the Company for the purpose of the transmission or distribution of electric energy, gas or water, for the purpose of telephonic, telegraphic, radio, wireless or other electronic communication or otherwise for the purpose of obtaining rights-of-way or for any other purposes;

(ix)                  leases existing as of the Second Effective Date affecting properties owned by the Company at said date and renewals and extensions thereof; and leases affecting such properties entered into after such date or affecting properties acquired by the Company after such date which, in either case, (i) have respective terms of not more than 10 years (including extensions or renewals at the option of the tenant) or (ii) do not materially impair the use by the Company of such properties for the respective purposes for which they are held by the Company;

(x)                     Liens vested in lessors, licensors, franchisors or permitters for rent or other amounts to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses, franchises or permits, so long as the payment of such rent or other amounts or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings;

(xi)                  controls, restrictions, obligations, duties and/or other burdens imposed by federal, state, municipal or other law, or by rules, regulations or orders of Governmental Authorities, upon the Mortgaged Property or any part thereof or the operation or use thereof or upon the Company with respect to the Mortgaged Property or any part thereof or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in Governmental Authorities to impose any such controls, restrictions, obligations, duties and/or other burdens;

(xii)               rights which Governmental Authorities may have by virtue of franchises, grants, licenses, permits or contracts, or by virtue of law, to take, condemn, appropriate, occupy, purchase, recapture or designate a purchaser of or order the sale of the Mortgaged Property or any part thereof, to terminate franchises, grants, licenses, permits, contracts or other rights or to regulate the property and business of the Company; and any and all obligations of the Company correlative to any such rights;

(xiii)            Liens required by law or governmental regulations (i) as a condition to the transaction of any business or the exercise of any privilege or license, (ii) to enable the Company to maintain self-insurance or to participate in any funds established to cover any insurance risks, (iii) in connection with workmen’s compensation, unemployment insurance, social security, any pension or welfare benefit plan or (iv) to share in the privileges or benefits required for companies participating in one or more of the arrangements described in clauses (ii) and (iii) above;

(xiv)           Liens on the Mortgaged Property or any part thereof which are granted by the Company to secure duties or public or statutory obligations or to secure, or serve in lieu of, surety, stay or appeal bonds;

(xv)              rights reserved to or vested in others to take or receive any part of any coal, ore, gas, oil and other minerals, any timber and/or any electric capacity or energy, gas, water, steam and any other products, developed, produced, manufactured, generated, purchased or otherwise acquired by the Company or by others on property of the Company;

(xvi)           (a) rights and interests of Persons other than the Company arising out of contracts, agreements and other instruments to which the Company is a party and which relate to the common ownership or joint use of property; and (b) all Liens on the interests of Persons other than the Company in property owned in common by such Persons and the Company;

(xvii)        any restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public service corporation;

(xviii)     Liens, if any, which may be deemed to exist with respect to property leased by the Company pursuant to leases which are treated under generally accepted accounting principles as capital leases;

(xix)                       any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made;

(xx)                          rights and interests granted pursuant to Section 1602(c);

(xxi)                       Prepaid Liens;

(xxii)                    any Liens, claims, encumbrances, rights, or interests of Persons claiming such rights, interests, etc. as descendants of American Indians or as Indian Tribes, whether pursuant to the Non-Intercourse Act of 1834 (25 U.S.C. § 177) or otherwise;

(xxiii)                 any Lien of the Trustee granted pursuant to Section 1007; and

(xxiv)                Liens encumbering gas distribution easements, provided that such Liens do not in the aggregate materially impair the use of the Mortgaged Property taken as a whole for the purposes for which it is held by the Company.

“PERSON” means any individual, corporation, joint venture, limited liability company, trust or unincorporated organization or any Governmental Authority.

“PLACE OF PAYMENT”, when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 702, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

“PREDECESSOR SECURITY” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“PREPAID LIENS” means any Lien securing indebtedness for the payment of which money in the necessary amount shall have been irrevocably deposited in trust with the trustee or other holder of such Lien; provided, however, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the mortgage or other instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder.

“PRIOR LIEN” means any Lien securing Secured Debt.

“PROPERTY ADDITIONS” has the meaning specified in Section 102.

“PURCHASE MONEY LIEN” means, with respect to any property being acquired or disposed of by the Company or being released from the Lien of this Mortgage, a Lien on such property which

(a)           is taken or retained by the transferor of such property to secure all or part of the purchase price thereof;

(b)           is granted to one or more Persons other than the transferor which, by making advances or incurring an obligation, give value to enable the grantor of such Lien to acquire rights in or the use of such property;

(c)           is granted to any other Person in connection with the release of such property from the Lien of this Mortgage on the basis of the deposit with the Trustee or the trustee or other holder of a Lien prior to the Lien of this Mortgage of obligations secured by such Lien on such property (as well as any other property subject thereto);

(d)           is held by a trustee or agent for the benefit of one or more Persons described in clause (a), (b) and/or (c) above, provided that such Lien may be held, in addition, for the benefit of one or more other Persons which shall have theretofore given, or may thereafter give, value to or for the benefit or account of the grantor of such Lien for one or more other purposes; or

(e)           otherwise constitutes a purchase money mortgage or a purchase money security interest under applicable law; and, without limiting the generality of the foregoing, for purposes of this Mortgage, the term Purchase Money Lien shall be deemed to include any Lien described above whether or not such Lien (x) shall permit the issuance or other incurrence of additional indebtedness secured by such Lien on such property, (y) shall permit the subjection to such Lien of additional property and the issuance or other incurrence of additional indebtedness on the basis thereof and/or (z) shall have been granted prior to the acquisition, disposition or release of such property, shall attach to or otherwise cover property other than the property being acquired, disposed of or released and/or shall secure obligations issued prior and/or subsequent to the issuance of the obligations delivered in connection with such acquisition, disposition or release.

“REDEMPTION DATE”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Mortgage.

“REDEMPTION PRICE”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Mortgage, exclusive of accrued and unpaid interest.

“REGULAR RECORD DATE” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

“REQUIRED CURRENCY” has the meaning specified in Section 311.

“RESPONSIBLE OFFICER”, when used with respect to the Trustee, means any officer within the corporate trust administration group of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Mortgage and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“SALE AND LEASE BACK TRANSACTION” means any arrangement with any Person providing for the leasing to the Company of any Mortgaged Property (except for leases for a term, including any renewal thereof, of not more than forty-eight (48) months), which Mortgaged Property has been or is to be sold or transferred by the Company to such Person.

“SECOND EFFECTIVE DATE” means the earliest date on which the Holders of all Securities then Outstanding shall have consented (or shall be deemed to have consented) to the amendment of this Mortgage substantially in the form that the Mortgage shall have become effective on the First Effective Date with such changes thereafter as are permitted by the terms hereof; provided, however, that the Holders of all Securities issued after the First Effective Date shall automatically be deemed to have so consented.

“SECURED DEBT” means Debt, other than Securities, created, issued, incurred or assumed by the Company which is secured by a Lien, other than a Permitted Lien (except for clause (B)(ii) of the definition thereof), upon any Mortgaged Property of the Company prior to or on a parity with the Lien of this Mortgage.

“SECURITIES” means any securities authenticated and delivered under this Mortgage.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SECURITY REGISTER” AND “SECURITY REGISTRAR” have the respective meanings specified in Section 305.

“SPECIAL RECORD DATE” for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

“STATED INTEREST RATE” means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest.  Any calculation or other determination to be made under this Mortgage by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness the Company’s obligations in respect of which are evidenced or secured in whole or in part by such Security.

“STATED MATURITY”, when used with respect to any Security or any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

“SUCCESSOR COMPANY” has the meaning set forth in Section 1201.

“SUPPLEMENTAL MORTGAGE”, “SUPPLEMENTAL INDENTURE” or “MORTGAGE SUPPLEMENTAL HERETO” means an instrument supplementing or amending this Mortgage executed and delivered pursuant to Article Thirteen.

“TRANCHE” means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount, date of issuance, interest rate, payment terms and/or maturity date.

“TRUSTEE” means the Person named as the “Trustee” in the first paragraph of this Mortgage until a successor Trustee shall have been appointed by the Company pursuant to Section 1010 or otherwise have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Mortgage, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“TRUST INDENTURE ACT” means, as of any time, the Trust Indenture Act of 1939 as in effect at such time.

“UNITED STATES” means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.

SECTION 102.            PROPERTY ADDITIONS; COST.

(a)           “PROPERTY ADDITIONS” means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is Mortgaged Property.

(b)           When the aggregate amount of any Property Additions are calculated for any purpose under the Mortgage, there shall be deducted from the Cost or Fair Value to the Company thereof, as the case may be (as of the date so calculated), an amount equal to all related reserves (estimated, if necessary, as to particular property) for depreciation, depletion, obsolescence or amortization recorded on the books of the Company as of the date so calculated in respect of such Property Additions which have not theretofore been deducted from the Cost or Fair Value of Property Additions theretofore so calculated.

(c)           Except as otherwise provided in Section 1603, the term “COST” with respect to Property Additions shall mean the sum of (i) any cash delivered in payment therefor or for the acquisition thereof, (ii) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof, (iii) the principal amount of any obligations secured by a Prior Lien upon such Property Additions outstanding at the time of the acquisition thereof, (iv) the principal amount of any other obligations incurred or assumed in connection with the payment for such Property Additions or for the acquisition thereof and (v) any other amounts which, in accordance with generally accepted accounting principles, are properly charged or chargeable to the plant or other property accounts of the Company with respect to such Property Additions as part of the cost of construction or acquisition thereof, including, but not limited to, any allowance for funds used during construction or any similar or analogous amount; provided, however, that, notwithstanding any other provision of this Mortgage,

(i)            with respect to Property Additions owned by a successor corporation immediately prior to the time it shall have become such by consolidation or merger or acquired by a successor corporation in or as a result of a consolidation or merger (excluding, in any case, Property Additions owned by the Company immediately prior to such time), Cost shall mean the amount or amounts at which such Property Additions are recorded in the plant or other property accounts of such successor corporation, or the predecessor corporation from which such Property Additions are acquired, as the case may be, immediately prior to such consolidation or merger;

(ii)           with respect to Property Additions which shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness, no determination of Cost shall be required, and, wherever in this Mortgage provision is made for Cost or Fair Value, Cost with respect to such Property Additions shall mean an amount equal to the Fair Value to the Company thereof or, if greater, the aggregate amount reflected in the Company’s books of account with respect thereto upon the acquisition thereof; and

(iii)          in no event shall the Cost of Property Additions be required to reflect any adjustment to the amount or amounts at which such Property Additions are recorded in plant or other property accounts due to the non-recoverability of investment or otherwise.

If any Property Additions are shown by the Experts’ Certificate provided for in Section 401(b)(ii) to include property which has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof need not be reduced by any amount in respect of any goodwill, going concern value, franchises, contracts, operating agreements and other rights and/or intangible property simultaneously acquired for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such goodwill, going concern value rights and intangible property.

SECTION 103.            COMPLIANCE CERTIFICATES AND OPINIONS.

Except as otherwise expressly provided in this Mortgage, upon any application or request by the Company to the Trustee to take any action under any provision of this Mortgage, the Company shall furnish to the Trustee an Officers’ Certificate stating that in the opinion of the Authorized Officers executing such Officers’ Certificate all conditions precedent, if any, provided for in this Mortgage relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Mortgage relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Mortgage shall include:

(a)           a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)           a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)           a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 104.            FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

(a)           Any Officers’ Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants, upon a certificate or opinion of, or representations by, an Accountant, and insofar as it relates to or is dependent upon matters which are required in this Mortgage to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless, in any case, either such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officers’ Certificate may be based as aforesaid are erroneous.

Any Experts’ Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Experts, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

Any certificate of an Accountant may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and in so far as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Accountants, upon a certificate of, or representations by, an officer or officers of the Company, unless such Accountant has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company, upon a certificate of, or representations by, an officer or officers of the Company, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters required in this Mortgage to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous.  In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of

Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous.  Further, any Opinion of Counsel with respect to the status of title to or the sufficiency of descriptions of property, and/or the existence of Liens thereon, and/or the recording or filing of documents, and/or any similar matters, may be based (without further examination or investigation) upon (i) title insurance policies or commitments and reports, abstracts of title, lien search certificates and other similar documents or (ii) certificates of, or representations by, officers, employees, agents and/or other representatives of the Company or (iii) any combination of the documents referred to in (i) and (ii), unless, in any case, such counsel has actual knowledge that the document or documents with respect to the matters upon which his opinion may be based as aforesaid are erroneous.  If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officers’ Certificate, certificate of an Accountant or Experts’ Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.

(b)           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.  Where (i) any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Mortgage, or (ii) two or more Persons are each required to make, give or execute any such application, request, consent, certificate, statement, opinion or other instrument, any such applications, requests, consents, certificates, statements, opinions or other instruments may, but need not, be consolidated and form one instrument.

(c)           Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officers’ Certificate, Experts’ Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted.  Anything in this Mortgage to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith.  Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Mortgage equally and ratably with all other Outstanding Securities, except as aforesaid.

SECTION 105.            ACTS OF HOLDERS.

(a)           Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Mortgage to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record.  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company.  Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting.  Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Mortgage and (subject to Section 1001) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.  The record of any meeting of Holders shall be proved in the manner provided in Section 1406.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient.  Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)           The ownership, principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

(d)           Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e)           Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

(f)            Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders.  If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

(g)           If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so.  If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

SECTION 106.            NOTICES, ETC. TO TRUSTEE OR COMPANY.

Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Mortgage to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address set forth for such party below or such other address as the parties hereto shall from time to time designate, or delivered by registered or certified mail or reputable overnight courier, charges prepaid, to the applicable address set forth for such party below or to such other address as either party hereto may from time to time designate:

If to the Trustee, to:

The Bank of New York Mellon Trust Company, N.A.

400 South Hope Street, Suite 400

Los Angeles, California 90071

Attention:	Corporate Unit
Telephone:	(213) 630-6256
Fax:	(213) 630-6298

If to the Company, to:

Yankee Gas Services Company
107 Selden Street
Berlin, Connecticut 06037

Attention:	Director, Corporate Finance and Cash Management
Telephone:	(781) 441-8127
Fax:	(781) 441-8013

Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission if transmitted during normal business hours and otherwise on the next Business Day, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

SECTION 107.            NOTICE TO HOLDERS OF SECURITIES; WAIVER.

Except as otherwise expressly provided herein, where this Mortgage provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such Notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.  In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to Holders.

Any notice required by this Mortgage may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 108.            CONFLICT WITH TRUST INDENTURE ACT.

If any provision of this Mortgage limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Mortgage by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control unless otherwise provided as contemplated by Section 301 with respect to any series of Securities.

SECTION 109.            EFFECT OF HEADINGS AND TABLE OF CONTENTS.

The Article and Section headings in this Mortgage and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 110.            SUCCESSORS AND ASSIGNS.

All covenants and agreements in this Mortgage by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.

SECTION 111.            SEPARABILITY CLAUSE.

In case any provision in this Mortgage or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 112.            BENEFITS OF MORTGAGE.

Nothing in this Mortgage or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of any Outstanding Securities, any benefit or any legal or equitable right, remedy or claim under this Mortgage.

SECTION 113.            GOVERNING LAW.

This Mortgage and the Securities shall be governed by and construed in accordance with the law of the State of Connecticut, except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of any other state where the Company then owns Mortgaged Property shall govern the Mortgage Lien and related provisions of the Mortgage with respect to property in such state; provided however that the rights and obligations of the Trustee shall be governed by the laws of the state in which the Corporate Trust Office is located.

SECTION 114.            LEGAL HOLIDAYS.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Mortgage or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the Mortgage supplemental hereto, Board Resolution or Officers’ Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

SECTION 115.            INVESTMENT OF CASH HELD BY TRUSTEE.

Any cash held by the Trustee or any Paying Agent under any provision of this Mortgage shall, except as otherwise provided in Section 1606 or in Article Eight, at the request of the Company evidenced by Company Order, be invested or reinvested in Investment Securities designated by the Company (such Company Order to contain a representation to the effect that the securities designated therein constitute Investment Securities), any interest on such Investment Securities shall be promptly paid over to the Company as received free and clear of any Lien.  Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold.  If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien.  In no event shall the Trustee be liable for any loss incurred in connection with the sale of any Investment Security pursuant to this Section.

Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, interest on Investment Securities and any gain upon the sale thereof shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived, whereupon such interest and gain shall be promptly paid over to the Company free and clear of any Lien.

SECTION 116.             DEFINITIONS AND REFERENCES IN SUPPLEMENTAL INDENTURES.

To the extent that any Supplemental Indenture dated as of a date prior to the First Effective Date refers to sections contained in the Original Indenture or to terms defined in the Original Indenture, any such reference to sections or defined terms shall be deemed to be a reference to the appropriate corresponding section or defined term in this Mortgage.

ARTICLE TWO

SECURITY FORMS

SECTION 201.            FORMS GENERALLY.

The definitive Securities of each series shall be in substantially the form or forms thereof established in the Mortgage supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officers’ Certificate pursuant to such a Supplemental Mortgage or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Mortgage, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.  If the form or forms of Securities of any series are established in a Board Resolution or in an Officers’ Certificate pursuant to a Supplemental Mortgage or a Board Resolution, such Board Resolution and Officers’ Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

Unless otherwise specified as contemplated by Section 301, the Securities of each series shall be issuable in registered form without coupons.  The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 202.            FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION.

The Trustee’s certificate of authentication shall be in substantially the form set forth below:

This is one of the Securities of the series designated therein referred to in the within-mentioned Mortgage.

The Bank of New York Mellon Trust Company, N.A.,
as Trustee
Dated:	By:
Authorized Signatory

ARTICLE THREE

THE SECURITIES

SECTION 301.            AMOUNT UNLIMITED; ISSUABLE IN SERIES.

The aggregate principal amount of Securities which may be authenticated and delivered under this Mortgage is unlimited.

The Securities may be issued in one or more series.  Subject to the last paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental Mortgage or in a Board Resolution or in an Officers’ Certificate pursuant to a supplemental Mortgage or a Board Resolution:

(a)           the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

(b)           any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Mortgage (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 506 or 1306 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(c)           the Person or Persons (without specific identification) to whom any interest on Securities of such series, or any Tranche thereof, shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(d)           the date or dates on which the principal of the Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Mortgage or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension); and the right, if any, to extend the Maturity of the Securities of such series, or any Tranche thereof, and the duration of any such extension;

(e)           the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest after Maturity if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined by reference to an index or other fact or event ascertainable outside of this Mortgage or otherwise, the date or dates from which such interest shall accrue; the Interest Payment Dates and the Regular Record Dates, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310; and the right, if any, to extend the interest payment periods and the duration of any such extension;

(f)            the place or places at which and/or methods (if other than as provided elsewhere in this Mortgage) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Mortgage may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof;

(g)           the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions; including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such Securities from any national exchange;

(h)           the obligation or obligations, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation and applicable exceptions to the requirements of Section 504 in the case of mandatory redemption or redemption or repayment at the option of the Holder;

(i)            the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

(j)            if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made and the manner in which the amount of such coin or currency payable is to be determined;

(k)           the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than Dollars) and the manner in which the equivalent of the principal amount thereof in Dollars is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be Outstanding at any time;

(l)            if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

(m)          if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Mortgage, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

(n)           if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 902;

(o)           any Events of Default, in addition to those specified in Section 901, or any exceptions to those specified in Section 901, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Seven, or any exceptions to those set forth in Article Seven;

(p)           the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

(q)           the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, whether Eligible Obligations include Investment Securities with respect to Securities of such series, and any provisions for satisfaction and discharge of Securities of any series, in addition to those set forth in Article Eight, or any exceptions to those set forth in Article Eight;

(r)            if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any other matters incidental to such Securities;

(s)            if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental Mortgage as contemplated by clause (g) of Section 1301;

(t)            to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

(u)           any exceptions to Section 115, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

(v)           any other terms of the Securities of such series, or any Tranche thereof, that the Company may elect to specify.

With respect to Securities of a series subject to a Periodic Offering, the Mortgage supplemental hereto or the Board Resolution which establishes such series, or the Officers’ Certificate pursuant to such supplemental Mortgage or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated in clause (b) of Section 303.

Unless otherwise provided with respect to a series of Securities as contemplated in clause (b) of this Section 301, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

SECTION 302.            DENOMINATIONS.

Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.            EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer, and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer or by the Secretary or an Assistant Secretary of the Company.  The signature of any or all of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers or the Secretary or an Assistant Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

The Trustee shall authenticate and deliver Securities of a series for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

(a)           the instrument or instruments establishing the form or forms and terms of the Securities of such series, as provided in Sections 201 and 301;

(b)           a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an Mortgage supplemental hereto or in a Board Resolution, or in an Officers’ Certificate pursuant to a supplemental Mortgage or Board Resolution, all as contemplated by Section 301, either (i) establishing such terms or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments establishing the terms of the Securities of such series delivered pursuant to clause (a) above;

(c)           any opinions, certificates, documents and instruments required by Article Four;

(d)           Securities of such series, each executed on behalf of the Company by an Authorized Officer of the Company;

(e)           an Officers’ Certificate (i) which shall comply with the requirements of Section 104 of this Mortgage and (ii) which states that no Event of Default under this Mortgage has occurred or is occurring;

(f)            an Opinion of Counsel which shall comply with the requirements of Section 104 of this Mortgage and that states that:

(i)            the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Mortgage;

(ii)           the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Mortgage; and

(iii)          when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will have been duly issued under this Mortgage, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Mortgage, and enforceable in accordance with their terms, subject, as to enforcement, to state environmental “super lien” laws and laws relating to or affecting generally the enforcement of mortgagees’ and other creditors’ rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees generally, general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith, fair dealing and reasonableness.

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Securities of such series and that in lieu of the opinions described in clauses (ii) and (iii) above such Opinion of Counsel may, alternatively, state, respectively,

(x)           that, when the terms of such Securities shall have been established pursuant to a Company Order or Orders, or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Mortgage; and

(y)           that such Securities, when (1) executed by the Company, (2) authenticated and delivered by the Trustee in accordance with this Mortgage, (3) issued and delivered by the Company and (4) paid for, all as contemplated by and in accordance with the aforesaid Company Order or Orders, as the case may be, will have been duly issued under this Mortgage and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Mortgage, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of mortgagees’ and other creditors’ rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees generally, general principles of equity

(regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith, fair dealing and reasonableness.

With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, and compliance of the authentication and delivery thereof with the terms and conditions of this Mortgage, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series, unless and until such opinion or other documents have been superseded or revoked or expire by their terms.  In connection with the authentication and delivery of Securities of a series, pursuant to a Periodic Offering, the Trustee shall be entitled to assume that the Company’s instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any Governmental Authority having jurisdiction over the Company.

If the forms or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officers’ Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Mortgage will materially and adversely affect the Trustee’s own rights, duties or immunities under the Securities and this Mortgage or otherwise in a manner which is not reasonably acceptable to the Trustee.

Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Mortgage or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Mortgage.  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 104 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Mortgage such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

SECTION 304.            TEMPORARY SECURITIES.

Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as any officer executing such Securities may determine, as evidenced by such officer’s execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 702 in a Place of Payment for such Securities.  Upon such surrender of temporary Securities for such exchange, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and Tranche of authorized denominations and of like tenor and aggregate principal amount.

Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Mortgage as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

SECTION 305.            REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

The Company shall cause to be kept in each office designated pursuant to Section 702, with respect to the Securities of each series, a register (all registers kept in accordance with this Section being collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series, or any Tranche thereof, and the registration of transfer thereof.  The Company shall designate one Person to maintain the Security Register for the Securities of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the “Security Registrar.”  Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series.  The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 702 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency.  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive.

All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same obligation, and entitled to the same benefits under this Mortgage, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

Unless otherwise specified as contemplated by Section 301, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 506 or 1306 not involving any transfer.

The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.            MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Mortgage equally and proportionately with any and all other Securities of such series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.            PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, as provided in clause (a) or (b) below:

(a)           The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (a “Special Record Date”) for the payment of such Defaulted Interest, which shall be fixed in the following manner.  The

Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided.  Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.  No interest, other than said Defaulted Interest, shall be payable to such holders with respect to any such amounts so deposited by the Company with the Trustee.

(b)           The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Mortgage upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.            PERSONS DEEMED OWNERS.

Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.            CANCELLATION.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar.  The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar.  No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Mortgage.  All canceled Securities held by the Security Registrar shall be disposed of in accordance with the customary practices of the Security Registrar at the time in effect, and the Security Registrar shall not be required to destroy any such certificates.  The Security Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Securities be returned to it.  The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

SECTION 310.            COMPUTATION OF INTEREST.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, or Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of 12 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed during such period.  For example, the interest for a period running from the 15th day of one month to the 15th day of the next month would be calculated on the basis of one 30-day month.

SECTION 311.            PAYMENT TO BE IN PROPER CURRENCY.

In the case of any Security denominated in any currency other than Dollars or in a composite currency (the “Required Currency”), except as otherwise specified with respect to such Security as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable.  If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency.  The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

SECTION 312.            EXTENSION OF INTEREST PAYMENT.

The Company shall have the right at any time, to extend interest payment periods on all the Securities of any series hereunder, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities.

SECTION 313.            CUSIP NUMBERS.

The Company in issuing the Securities may use “CUSIP” or “ISIN” or other similar numbers (if then generally in use), and, if so, the Company, the Trustee or the Security Registrar may use “CUSIP” or “ISIN” or such other numbers in notices or redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only the other identification numbers printed on the Securities, in which case none of the Company or, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP or “ISIN” or other number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers.

ARTICLE FOUR

ISSUANCE OF SECURITIES

SECTION 401.            ISSUANCE OF SECURITIES.

(a)           Securities of any one or more series may be authenticated and delivered in any aggregate principal amount so long as, after immediately giving effect thereto, to the concurrent redemption or payment of Securities or Secured Debt and any other transactions contemplated therewith, the aggregate principal amount of all Securities and Secured Debt, in each case then Outstanding, will not exceed 75% of the sum of (i) the then Cost or Fair Value, whichever is less, of all Property Additions (after making any deductions pursuant to Section 102(b)) and (ii) all Available Cash then held by, or deposited with, the Trustee.

(b)           Securities of any series shall be authenticated and delivered by the Trustee upon receipt by the Trustee of:

(i)            the documents with respect to the Securities of such series specified in Section 303;

(ii)           an Experts’ Certificate dated as of a date not more than 90 days prior to the first day of the month in which the Company Order referring to it is delivered to the Trustee,

(A)          setting forth the aggregate amount of Property Additions then owned by the Company, such amount to be computed by reference to the

Company’s financial statements, on a Dollar basis, and stating the Cost of such Property Additions;

(B)          stating that all such property reflected in clause (A) above constitutes Property Additions;

(C)          stating that such Property Additions are desirable for use in the conduct of the business, or one of the businesses, of the Company;

(D)          stating what part, if any, of such Property Additions includes property which had not been included in a previous Experts’ Certificate and which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value of such Property Additions to the Company, as of the date of such certificate, is more than $25,000 and more than 1% of the aggregate principal amount of Securities then Outstanding;

(E)           stating, in the judgment of the signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Experts’ Certificate pursuant to clause (iii) below;

(F)           stating the lower of the Cost or the Fair Value to the Company of such Property Additions;

(G)          stating the aggregate principal amount of Securities and the aggregate principal amount of Secured Debt, in each case to be Outstanding immediately prior to the issuance of the Securities to be then authenticated and delivered;

(H)          stating the principal amount of Securities to be then authenticated and delivered;

(I)            stating that, immediately after giving effect to the issuance of the Securities to be then authenticated and delivered, to the concurrent redemption or payment of Securities or Secured Debt and any other transactions contemplated therewith, the aggregate principal amount of all Securities and Secured Debt, in each case then Outstanding, will not exceed 75% of the sum of (i) the amount set forth in clause (F) above, and (ii) all Available Cash;

(iii)          in case any Property Additions are shown by the Experts’ Certificate provided for in clause (ii) above to include property which had not been included in a previous Experts’ Certificate and which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than $25,000 or less than 1% of the aggregate principal amount of Securities then Outstanding, an Independent Experts’ Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Experts’ Certificate, of (X) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Experts’ Certificate provided for in clause (ii) above and (Y) in case such Independent Experts’ Certificate is being delivered in connection with the authentication and delivery of Securities, any property so used or operated which has been subjected to the Lien of this Mortgage since the commencement of the then current calendar year and as to which an Independent Experts’ Certificate has not previously been furnished to the Trustee;

(iv)          in case any Property Additions are shown by the Experts’ Certificate provided for in clause (ii) above to have not been included in a previous Experts’ Certificate and to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, an Experts’ Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

(v)           an Opinion of Counsel to the effect that:

(A)          this Mortgage constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a direct first mortgage lien, subject only to Permitted Liens, environmental “super lien” laws and specified Prior Liens, upon the interest of the Company in the Property Additions; provided, however, that on and after the Second Effective Date, said opinion may also contain an exception for all Prior Liens; and

(B)          the Company has corporate authority to operate such Property Additions; and

(vi)          copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (v) above.

ARTICLE FIVE

REDEMPTION OF SECURITIES

SECTION 501.            APPLICABILITY OF ARTICLE.

Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

SECTION 502.            ELECTION TO REDEEM; NOTICE TO TRUSTEE.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officers’ Certificate.  The Company shall, at least 40 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed.  In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Mortgage or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction or condition.

SECTION 503.            SELECTION OF SECURITIES TO BE REDEEMED.

If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for such particular series or Tranche, or in the absence of any such provision, by such method of selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to any authorized denomination for Securities of such series or Tranche) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officers’ Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

For all purposes of this Mortgage, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 504.            NOTICE OF REDEMPTION.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, notice of redemption shall be given in the manner provided in Section 107 to the Holders of the Securities to be redeemed not less than 30 days prior to the Redemption Date.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, all notices of redemption shall state:

(a)           the Redemption Date,

(b)           the Redemption Price (if known),

(c)           if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

(d)           that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(e)           the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

(f)            that the redemption is for a sinking or other fund, if such is the case,

(g)           the CUSIP, ISIN or other similar numbers, if any, assigned to such Securities; provided, however, that such notice may state that no representation is made as to the correctness of CUSIP or ISIN numbers, in which case none of the Company, the Trustee or any agent of the Company or the Trustee shall have any liability in respect of the use of any CUSIP or ISIN number or numbers on such notices, and the redemption of such Securities shall not be affected by any defect in or omission of such numbers, and

(h)           such other matters as the Company shall deem desirable or appropriate.

Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 801, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities.  In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.  A failure by the Company to provide such moneys or make provision for the payment thereof shall not constitute an Event of Default under this Mortgage and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company’s request, by the Security Registrar in the name and at the expense of the Company.  Notice of any mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

SECTION 505.            SECURITIES PAYABLE ON REDEMPTION DATE.

Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest.  Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Sections 305 and 307.

SECTION 506.            SECURITIES REDEEMED IN PART.

Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and

Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE SIX

SINKING FUNDS

SECTION 601.            APPLICABILITY OF ARTICLE.

The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an “optional sinking fund payment”.  If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 602.  Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

SECTION 602.            SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities, at the election of the Holder thereof if applicable, or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment with respect to the Securities of such series; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied.  Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 603.            REDEMPTION OF SECURITIES FOR SINKING FUND.

Not less than 40 days, or such shorter period as the Trustee shall agree to, prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officers’ Certificate specifying:

(a)           the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

(b)           the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

(c)           the aggregate sinking fund payment; and

(d)           the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;

(e)           the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 602 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered.

If the Company shall not deliver such Officers’ Certificate and, to the extent applicable, all such Securities, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment.  Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 503 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 504.  Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 505 and 506.

ARTICLE SEVEN

REPRESENTATIONS AND COVENANTS

SECTION 701.            PAYMENT OF SECURITIES; LAWFUL POSSESSION.

(a)           The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Mortgage.

(b)           The Company is lawfully possessed of the Mortgaged Property and has sufficient right and authority to mortgage and pledge the Mortgaged Property, as provided in and by this Mortgage.

SECTION 702.            MAINTENANCE OF OFFICE OR AGENCY.

The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Mortgage may be served.  The Company shall give prompt written notice to the

Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 107.  If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, then payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect of such Securities and this Mortgage may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above.  The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 107, of any such designation or rescission and of any change in the location of any such other office or agency.

Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company or an Affiliate of the Company, in which event the Company or such Affiliate shall perform all functions to be performed at such office or agency.

SECTION 703.            MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided.  The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section, such Paying Agent shall:

(a)           hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b)           give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

(c)           at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Eight; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall to the extent permitted by law be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as the Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid unless the applicable law provides otherwise, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 704.            CORPORATE EXISTENCE.

Subject to the rights of the Company under Article Twelve, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence as a corporation.

SECTION 705.            ANNUAL OFFICERS’ CERTIFICATE AS TO COMPLIANCE.

Not later than June 1 in each year, commencing the first calendar year after the occurrence of the First Effective Date, the Company shall deliver to the Trustee an Officers’ Certificate which need not comply with the requirements of Section 103, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company and by any other Authorized Officer, as to (i) such officers’ knowledge of the Company’s compliance with all conditions and covenants under this Mortgage, such compliance to be determined without regard to any period of grace or requirement of notice under this Mortgage, and making any other statements as may be required by the Trust Indenture Act; and (ii) stating the aggregate principal amount of Secured Debt outstanding as of March 31 in such year.

SECTION 706.            WAIVER OF CERTAIN COVENANTS.

The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 702 or any additional covenant or restriction specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301, if before the time for such compliance the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with Section 702 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 704 or Article Twelve if before the time for such compliance the Holders of a majority in principal amount of Securities Outstanding under this Mortgage, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 707.            ISSUANCE OF SECURED DEBT

This Section 707 shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date.

The Company shall not issue any Secured Debt unless, after giving effect thereto, to the concurrent redemption or payment of Securities or Secured Debt and any other transactions contemplated thereby, (a) the Company would be permitted by the provisions of Section 401(a) to have authenticated and delivered at least $1.00 of additional Securities, and (b) the aggregate principal amount of Secured Debt then outstanding would not exceed 3% of the sum of (i) the then Cost or Fair Value, whichever is less, of all Property Additions (after making any deductions pursuant to Section 102(b)) and (ii) all Available Cash then held by, or deposited with, the Trustee, provided, however, that the foregoing restriction shall not in any way prevent or limit the Company from assuming indebtedness secured by Liens existing on property acquired by the Company after the Second Effective Date or placed thereon at the time of such acquisition thereof.  Any such assumed indebtedness secured by a Lien prior to or on a parity with the Lien of this Mortgage shall, for all other purposes of this Mortgage, constitute Secured Debt.

SECTION 708.            SALE AND LEASEBACK

Nothing in this Mortgage is intended to prevent the Company from entering into any Sale and Leaseback Transaction so long as the Company otherwise complies with the requirements of this Mortgage.

ARTICLE EIGHT

SATISFACTION AND DISCHARGE

SECTION 801.            SATISFACTION AND DISCHARGE OF SECURITIES.

Subsection (a) of this Section 801 shall be in full force and effect on and after the First Effective Date and shall automatically cease to be of any further force or effect on and after the Second Effective Date.

(a)           The Company may provide for the payment or redemption of outstanding Securities of any series issued prior to January 1, 2008 and interest thereon by depositing with the Trustee either (i) moneys in the necessary amount or (ii) Government Obligations, the principal of and the interest on which when due, and without any regard to reinvestment thereof, will, in the opinion of an independent accountant or other independent financial expert delivered to the Trustee, provide moneys which, together with the moneys, if any, deposited with or held by the Trustee, shall be sufficient to pay when due the principal of, premium (if any) and interest due and to become due on such Securities or portions thereof on the Redemption Date or Stated Maturity thereof, as the case may be.  When such sufficient moneys and/or obligations shall have been set apart by or deposited with the Trustee, with irrevocable direction so to apply the same (with or without any additional right given to the Holders to surrender their Securities or obtain therefrom payment therefor prior to the Redemption Date) such Securities and interest thereon shall for all purposes under this Mortgage, including discharge of the covenants of the Company with respect to the Securities of such series, be deemed to have been paid (except as to any surviving rights of conversion, transfer or exchange of Securities herein or therein provided for); provided that in case of redemption the notice requisite to the validity of such redemption shall have been given or arrangements shall have been made ensuring to the satisfaction of the Trustee that the same will be given; and provided further that the Trustee need not accept such deposit unless it is accompanied by an Opinion of

Counsel stating that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of this Mortgage there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such Securities or the right of payment of interest thereon (as the case may be) will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and/or the ensuing discharge of this Mortgage and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, and/or discharge had not occurred. Upon such deposit, the obligation of the Company to duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on such Securities shall cease, terminate and be completely discharged and the Holders thereof shall thereafter be entitled to receive payment solely from the funds deposited with the Trustee as set forth above.

(b)           Any Security or Securities (provided, however, that prior to the Second Effective Date this subsection shall be applicable only to Securities issued after January 1, 2008), or any portion of the principal amount thereof, shall be deemed to have been paid and no longer Outstanding for all purposes of this Mortgage, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

(i)            money in an amount which shall be sufficient, or

(ii)           in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

(iii)          a combination of (i) or (ii) which shall be sufficient to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity;

provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

(X)          if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 803;

(Y)          if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and a report of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (ii) and (iii) above have been satisfied; and

(Z)           if such deposit shall have been made prior to the Maturity of such Securities, an Officers’ Certificate stating the Company’s intention that, upon delivery of such Officers’ Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (X), (Y) and (Z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Mortgage and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section.  In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officers’ Certificate specified in clause (Z) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Mortgage, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Mortgage or of any of the covenants of the Company under Article Seven (except the covenants contained in Sections 702 and 703) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301 or Section 1301(b), but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Mortgage.

(c)           If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 503 for selection for redemption of less than all the Securities of a series or Tranche.

In the event that Securities which shall be deemed to have been paid for purposes of this Mortgage, and, if such is the case, in respect of which the Company’s indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the 60-day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Mortgage, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 504, 702, 703, 1007 and 1015 and this Article shall survive any such satisfaction and discharge.

The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Mortgage, and, if such is the case, the Company’s indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, (i) shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, or (ii) is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company’s indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company’s indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 703.

SECTION 802.            SATISFACTION AND DISCHARGE OF MORTGAGE.

Subsection (a) of this Section 802 shall be in full force and effect on and after the First Effective Date and shall automatically cease to be of any further force or effect on and after the Second Effective Date.  Subsection (b) of this Section 802 shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date.

(a)           Whenever the following conditions shall exist, namely:

(i)            all Securities theretofore authenticated and delivered have been cancelled by the Trustee or delivered to the Trustee for cancellation, excluding, however:

(1)           Securities for the payment of which money has theretofore been deposited in trust with the Trustee or a Paying Agent (other than the Company) or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 703;

(2)           Securities alleged to have been destroyed, lost or stolen which have been replaced or paid as provided in Section 306, except for any such Security which, prior to the satisfaction and discharge of this Mortgage, has been presented to the Trustee with a claim of ownership and enforceability by the Holder thereof and where enforceability has not been determined adversely against such Holder by a court of competent jurisdiction, and

(3)           Securities, the payment or redemption of which has been provided for in accordance with the provisions of Section 801;

(ii)           the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(iii)          the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each of which shall state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Mortgage have been complied with;

then, upon Company Request authorized by a Board Resolution, this Mortgage and the lien, rights and interests created hereby shall cease, determine and become null and void (except as to any surviving rights of conversion, transfer or exchange of Securities herein or therein provided for) and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Company, execute and deliver a termination statement and such instruments of satisfaction and discharge as may be necessary and pay, assign, transfer and deliver to the Company or upon Company Order all cash, securities and other personal property then held by it hereunder as a part of the Mortgaged Property.

In the absence of a Company Request authorized by a Board Resolution as aforesaid, the payment of all Outstanding Securities shall not render this Mortgage inoperative or prevent the Company from issuing Securities from time to time thereafter as herein provided.

Notwithstanding the satisfaction and discharge of this Mortgage the obligations of the Company to the Trustee under Sections 304, 305, 306, 504, 702, 703, 1007 and 1015 shall survive.

(b)           This Mortgage shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Mortgage, when:

(i)            no Securities remain Outstanding hereunder; and

(ii)           the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 801, any Security, previously deemed to have been paid for purposes of this Mortgage, shall be deemed retroactively not to have been so paid, this Mortgage shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

Notwithstanding the satisfaction and discharge of this Mortgage as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 504, 702, 703, 1007 and 1015 and this Article shall survive any such satisfaction and discharge.

Upon satisfaction and discharge of this Mortgage as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 1007, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and Eligible Obligations held by the Trustee pursuant to Section 803) and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence the satisfaction and discharge of this Mortgage.

SECTION 803.            APPLICATION OF TRUST MONEY.

Neither the Eligible Obligations nor the money deposited pursuant to Section 801, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 703; provided, however, that so long as there shall not have occurred and be continuing an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 801, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 801 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Mortgage (except the lien provided by Section 1007); and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Mortgage (except the lien provided by Section 1007); and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.

ARTICLE NINE

EVENTS OF DEFAULT; REMEDIES

SECTION 901.            EVENTS OF DEFAULT.

“Event of Default”, wherever used herein with respect to Securities, means any one of the following events:

(a)           Failure to pay any interest on any Security when it becomes due and payable and continuance of such default for a period of thirty (30) days; provided, however, that no such default shall constitute an “Event of Default” if the Company has made a valid extension of the interest payment period with respect to the Securities of such series, of which such Security is a part, if so provided as contemplated by Section 301; or

(b)           Failure to pay the principal of or premium, if any, on any Security when it becomes due and payable; provided, however, that no such default shall constitute an “Event of Default” if the Company has made a valid extension of the Maturity of the Securities of the series, of which such Security is a part, if so provided as contemplated by Section 301; or

(c)           Failure to perform or breach of, any covenant or warranty of the Company in this Mortgage (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically addressed) and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in aggregate principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

(d)           The entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State bankruptcy, insolvency or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

(e)           The commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or similar law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of the Company; or

(f)            any other Event of Default with respect to Securities of such series as shall have been specified in the terms thereof as contemplated by Section 301(o).

SECTION 902.            ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities may declare the principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount) together with premium, if any, and accrued and unpaid interest shall become immediately due and payable.

(a)           At any time prior to the Second Effective Date and after such a declaration of acceleration of the maturity of the Securities then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in this Article, the Holders of not less than a majority in principal amount of the Outstanding Securities may, by written notice to the Company and the Trustee, rescind and annul such declaration and its consequences if

(i)            the Company has deposited with the Trustee a sum sufficient to pay

(A)          all overdue installments of interest on all Securities,

(B)          the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

(C)          interest upon overdue installments of interest at the rate or rates prescribed therefor in the Securities, and

(D)          all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

(ii)           all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or have been waived as provided in Section 913.  No such rescission and annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(b)           At any time on and after the Second Effective Date and after such a declaration of acceleration of the maturity of the Securities then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in this Article, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been cured, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

(i)            the Company shall have paid or deposited with the Trustee a sum sufficient to pay

(A)          all overdue interest, if any, on all Securities then Outstanding;

(B)          the principal of and premium, if any, on any Securities then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

(C)          to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities;

(D)          all amounts due to the Trustee under Section 1007;

and

(ii)           all Events of Default, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 913.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 903.            COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

If an Event of Default described in clause (a) or (b) of Section 901 shall have occurred, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 1007.

If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

If an Event of Default shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Mortgage or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 904.            TRUSTEE MAY FILE PROOFS OF CLAIM.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a)           to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 1007 and any claims of the Trustee as holder of Secured Debt) and of the Holders allowed in such judicial proceeding, and

(b)           to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 1007.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 905.            TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

All rights of action and claims under this Mortgage or the Securities may be prosecuted and enforced by the Trustee, without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 906.            APPLICATION OF MONEY COLLECTED.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 1007;

SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

THIRD: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct.

SECTION 907.            LIMITATION ON SUITS.

No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Mortgage, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)           such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

(b)           the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c)           such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)           the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

(e)           no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of the Holders of any Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Mortgage to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Mortgage, except in the manner herein provided and for the equal and ratable benefit of all Holders.

SECTION 908.            UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

Notwithstanding any other provision in this Mortgage, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, subject to Section 504, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 909.            RESTORATION OF RIGHTS AND REMEDIES.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Mortgage and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 910.            RIGHTS AND REMEDIES CUMULATIVE.

Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 911.            DELAY OR OMISSION NOT WAIVER.

No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 912.            CONTROL BY HOLDERS OF SECURITIES.

If an Event of Default shall have occurred and be continuing, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to such Securities; provided, however, that

(a)           such direction shall not be in conflict with any rule of law or with this Mortgage, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee’s sole discretion, be adequate, and

(b)           the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 913.            WAIVER OF PAST DEFAULTS.

Subsection (a) of this Section 913 shall be in full force and effect on and after the First Effective Date and shall automatically cease to be of any further force or effect on and after the Second Effective Date.  Subsection (b) of this Section 913 shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date.

(a)           Before any sale of any of the Mortgaged Property has been made under this Article or any judgment or decree for payment of money due has been obtained by the Trustee as provided in this Article, at any time prior to the Second Effective Date, the Holders of not less than a majority in principal amount of the Securities Outstanding may, by Act of such Holders delivered to the Trustee and the Company, on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

(i)            in the payment of the principal of (or premium, if any) or interest on any Security, or

(ii)           in respect of a covenant or provision hereof which under Article Thirteen cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Mortgage; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

(b) At any time from and after the Second Effective Date, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

(i)            in the payment of the principal of or premium, if any, or interest, if any, on any Outstanding Security, or

(ii)           in respect of a covenant or provision hereof which under Section 1302 cannot be modified or amended without the consent of the Holder of each Outstanding Security of any series or Tranche affected.

Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Mortgage; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 914.            UNDERTAKING FOR COSTS.

The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Mortgage, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Securities then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or in the case of redemption, on or after the Redemption Date).

SECTION 915.            WAIVER OF USURY, STAY OR EXTENSION LAWS.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Mortgage; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 916.            DEFAULTS UNDER PRIOR LIENS.

In addition to every other right and remedy provided herein, the Trustee may (but shall not be obligated to) exercise any right or remedy available to the Trustee in its capacity as owner and holder of any Secured Debt which arises as a result of a default or matured event of default under any Prior Lien, whether or not an Event of Default shall then have occurred and be continuing.

SECTION 917.            RECEIVER AND OTHER REMEDIES.

If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Mortgage, the Trustee shall, to the extent permitted by law, be entitled, as against the Company, to the appointment of a receiver of the Mortgaged Property and subject to the rights, if any, of others to receive collections from former, present or future customers of the rents, issues, profits, revenues and other income thereof, and whether or not any receiver is appointed, the Trustee shall be entitled to retain possession and control of, and to collect and receive the income from cash, securities and other personal property held by the Trustee hereunder and to all other remedies available to mortgagees and secured parties under the Uniform Commercial Code or any other applicable law.

ARTICLE TEN

THE TRUSTEE

SECTION 1001.         CERTAIN DUTIES AND RESPONSIBILITIES.

(a)           The Trustee shall have and be subject to all the duties and responsibilities specified with respect to a Mortgage trustee in the Trust Indenture Act and no implied covenants or obligations shall be read into this Mortgage against the Trustee.  For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term “default” is hereby defined as an Event of Default which has occurred and is continuing.

(b)           No provision of this Mortgage shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(c)           Notwithstanding anything contained in this Mortgage to the contrary, the duties and responsibilities of the Trustee under this Mortgage shall be subject to the protections, exculpations and limitations on liability afforded to a Mortgage trustee under the provisions of the Trust Indenture Act.  For the purposes of Sections 315(b) and 315(d)(2) of the Trust Indenture Act, the term “responsible officer” is hereby defined as a Responsible Officer.

(d)           Whether or not therein expressly so provided, every provision of this Mortgage relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 1002.         NOTICE OF DEFAULTS.

The Trustee shall give notice of any default hereunder known to the Trustee in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 901(c), no such notice to Holders shall be given until at least 60 days after the occurrence thereof.  For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

SECTION 1003.         CERTAIN RIGHTS OF TRUSTEE.

Subject to the provisions of Section 1001 and to the applicable provisions of the Trust Indenture Act:

(a)           the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)           whenever in the administration of this Mortgage the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;

(d)           the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)           the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Mortgage at the request or direction of any Holder pursuant to this Mortgage, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)            the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

(g)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)           the Trustee shall not be charged with knowledge of any default (as defined in Section 1002) or Event of Default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities, or by any Holder of such Securities.

(i)            the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

(j)            the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Mortgage.

SECTION 1004.         NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

The recitals contained herein and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness.  The Trustee makes no representations as to the value or condition of the Mortgaged Property, the title of the Company to the Mortgaged Property, the security afforded by the Lien of this Mortgage, the validity or genuineness of any securities deposited with the Trustee hereunder, or the validity or sufficiency of this Mortgage or of the Securities.  Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof or any money paid to the Company hereunder.

SECTION 1005.         MAY HOLD SECURITIES.

Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 1008 and 1013, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 1006.         MONEY HELD IN TRUST.

Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law.  The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

SECTION 1007.         COMPENSATION AND REIMBURSEMENT.

The Company shall

(a)           pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)           except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this

Mortgage (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance is attributable to the Trustee’s own negligence, willful misconduct or bad faith; and

(c)           indemnify the Trustee for, and hold it harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense is attributable to its own negligence, willful misconduct or bad faith.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon the Mortgaged Property and all property and funds held or collected by the Trustee as such, other than property and funds held in trust under Section 803 (except moneys payable to the Company as provided in Section 803).

In addition and without prejudice to the rights provided to the Trustee under any of the provisions of this Mortgage, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 901(d) or Section 901(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal and State bankruptcy, insolvency or other similar law.

The Company’s obligations under this Section 1007 and the Lien referred to in this Section 1007 shall survive the resignation or removal of the Trustee, the discharge of the Company’s obligations under Article Eight of this Mortgage and/or the termination of this Mortgage.

“TRUSTEE” for purposes of this Section 1007 shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

SECTION 1008.         DISQUALIFICATION; CONFLICTING INTERESTS.

If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Mortgage.  For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series issued under this Mortgage.  Nothing herein shall prevent the Company or the Trustee from filing with the Commission an application of the type referred to in clause (ii) of paragraph (1) or in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

SECTION 1009.         CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

There shall at all times be a Trustee hereunder which shall be

(a)           a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority, or

(b)           if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section and the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 1010.         RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

(a)           No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 1011.

(b)           The Trustee may resign at any time by giving written notice thereof to the Company.  If the instrument of acceptance by a successor Trustee required by Section 1011 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

(c)           The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 1011 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

(d)           If at any time:

(i)            the Trustee shall fail to comply with Section 1008 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least 6 months, or

(ii)           the Trustee shall cease to be eligible under Section 1009 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or

(iii)          the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by Board Resolutions may remove the Trustee with respect to all Securities or (y) subject to Section 914, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated by clause (y) in subsection (d) of this Section), the Company, by Board Resolutions, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 1011.  If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 1011, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company.  If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 1011, any Holder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f)            So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) Board Resolutions appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 1011, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the

Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 1011, all as of such date, and all other provisions of this Section and Section 1011 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

(g)           The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 107.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 1011.         ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

(a)           In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its Lien provided for in Section 1007.

(b)           Upon request of any such successor Trustee, the Company shall execute any instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in subsection (a) of this Section.

(c)           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 1012.         MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 1013.         PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor.  For purposes of Section 311(b) of the Trust Indenture Act (a) the term “cash transaction” shall have the meaning provided in Rule 11b-4 under the Trust Indenture Act, and (b) the term “self-liquidating paper” shall have the meaning provided in Rule 11b-6 under the Trust Indenture Act.

SECTION 1014.         CO-TRUSTEE AND SEPARATE TRUSTEES.

At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section.  If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

(a)           the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

(b)           the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

(c)           the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company.  Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal.  A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

(d)           no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee; and

(e)           any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 1015.         APPOINTMENT OF AUTHENTICATING AGENT.

The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 506, and Securities so authenticated shall be entitled to the benefits of this Mortgage and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  Wherever reference is made in this Mortgage to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company.  The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

The provisions of Sections 308, 1004 and 1005 shall be applicable to each Authenticating Agent.

If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Mortgage.

The Bank of New York Mellon Trust Company, N.A., Trustee,

By
Authorized Officer

If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 103 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

ARTICLE ELEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 1101.         LISTS OF HOLDERS.

Semiannually, not later than June 1 and December 1 in each year, commencing with the first calendar year after the occurrence of the First Effective Date, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

SECTION 1102.         REPORTS BY TRUSTEE AND COMPANY.

Not later than November 1 in each year, commencing with the first calendar year after the occurrence of the First Effective Date, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, a report, dated as of the next preceding September 15, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act.  The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.  The Company shall notify the Trustee of the listing of any Securities on any securities exchange.

Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute notice or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

The Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports that pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

ARTICLE TWELVE

CONSOLIDATION, MERGER, CONVEYANCE, OR OTHER TRANSFER

SECTION 1201.         COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer, or lease, as, or substantially as, an entirety the Company’s Gas Utility Property to any Person, unless:

(a)           the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, as or substantially as an entirety such Gas Utility Property shall be a corporation organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such corporation being hereinafter sometimes called the “Successor Company”) and shall execute and deliver to the Trustee a Mortgage supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:

(i)            in the case of a consolidation, merger, conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Securities then Outstanding, contains an express assumption by the Successor Company of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then Outstanding and the performance and observance of every covenant and condition of this Mortgage to be performed or observed by the Company, and

(ii)           in the case of a consolidation, merger, conveyance or other transfer, contains a grant, conveyance, transfer and mortgage by the Successor Company, of the same tenor of the Granting Clauses herein,

(A)          confirming the Lien of this Mortgage on the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Mortgage all property, real, personal and mixed, thereafter acquired by the Successor Company which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part or parts thereof, and,

(B)          at the election of the Successor Company, subjecting to the Lien of this Mortgage such property, real, personal or mixed, in addition to the property described in subclause (A) above, then owned or thereafter acquired by the Successor Company as the Successor Company shall, in its sole discretion, specify or describe therein, and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Mortgage would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

(b)           in the case of a lease, such lease shall be made expressly subject to termination at any time during the continuance of an Event of Default, by (i) the Company or the Trustee and (ii) the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings;

(c)           the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each of which shall state that such consolidation, merger, conveyance or other transfer or lease, and such supplemental Mortgage, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

(d)           immediately after giving effect to such transaction (and treating any Debt that becomes an obligation of the Successor Company as a result of such transaction as having been incurred by the Successor Company at the time of such transaction), no Event of Default shall have occurred and be continuing.

As used in this Article and in Section 1610(d), the terms “improvement”, “extension” and “addition” shall be limited to (a) with respect to real property subject to the Lien of this Mortgage, any item of personal property which has been so affixed or attached to such real property as to be regarded a part of such real property under applicable law and (b) with respect to personal property subject to the Lien of this Mortgage, any improvement, extension or addition to such personal property which (i) is made to maintain, renew, repair or improve the function of such personal property and (ii) is physically installed in or affixed to such personal property.

SECTION 1202.         SUCCESSOR COMPANY SUBSTITUTED.

Upon any consolidation or merger or any conveyance or other transfer of, as or substantially as an entirety the Company’s Gas Utility Property in accordance with Section 1201, the Successor Company shall succeed to, and be substituted for, and may exercise every power and right of, the Company under this Mortgage with the same effect as if such Successor Company had been named as the “Company” herein.  Without limiting the generality of the foregoing:

(a)           all property of the Successor Company then subject to the Lien of this Mortgage, of the character described in Section 102, shall constitute Property Additions;

(b)           the Successor Company may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Four, authenticate and deliver, Securities meeting the requirements of Article Four; and

(c)           the Successor Company may, subject to the applicable provisions of this Mortgage, use Property Additions for any other purpose under the Mortgage.

All Securities so executed by the Successor Company, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of the Lien of this Mortgage equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

SECTION 1203.         EXTENT OF LIEN HEREOF ON PROPERTY OF SUCCESSOR COMPANY.

Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 1201, the Mortgage supplemental hereto contemplated in Section 1201 or in Article Thirteen expressly provides otherwise, neither this Mortgage nor such supplemental Mortgage shall become or be, or be required to become or be, a Lien upon any of the properties:

(a)           owned by the Successor Company or any other party to such transaction (other than the Company) immediately prior to the time of effectiveness of such transaction or

(b)           acquired by the Successor Company at or after the time of effectiveness of such transaction, except, in either case, properties acquired from the Company in or as a result of such transaction and improvements, extensions or additions to such properties and renewals, replacements or substitutions of or for any part or parts thereof.

SECTION 1204.         RELEASE OF COMPANY UPON CONVEYANCE OR OTHER TRANSFER.

In the case of a conveyance or other transfer to any Person or Persons as contemplated in Section 1201, upon the satisfaction of all the conditions specified in Section 1201 the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Mortgage and on and under all Securities then Outstanding (unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge) and, upon request by the Company, the Trustee shall acknowledge in writing that the Company has been so released and discharged.

SECTION 1205.         MERGER INTO COMPANY; EXTENT OF LIEN HEREOF.

(a)           Nothing in this Mortgage shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer, or lease, of any part of the Company’s Gas Utility Property which does not constitute the entirety or substantially the entirety of its Gas Utility Property.

(b)           Unless, in the case of a consolidation or merger described in subsection (a) of this Section, an Mortgage supplemental hereto shall otherwise provide, this Mortgage shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts thereof.

SECTION 1206.         TRANSFER OF LESS THAN SUBSTANTIALLY ALL.

This Article is not intended to limit the Company’s conveyances, transfers or leases of less than the entirety or substantially the entirety of its Gas Utility Property.

ARTICLE THIRTEEN

SUPPLEMENTAL MORTGAGES

SECTION 1301.         SUPPLEMENTAL MORTGAGES WITHOUT CONSENT OF HOLDERS.

Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more Mortgages supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a)           to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities all as provided in Article Twelve; or

(b)           to add one or more covenants of the Company or other provisions for the benefit of the Holders of all or any series of Securities, or any Tranche, thereof or to surrender any right or power herein conferred upon the Company (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or

(c)           to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

(d)           to change or eliminate any provision of this Mortgage or to add any new provision to this Mortgage; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such supplemental Mortgage in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1302 hereof or when no Security of such series or Tranche remains Outstanding; or

(e)           to provide additional collateral security for the Securities of any series; or

(f)            to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or

(g)           to provide for the authentication and delivery of bearer Securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

(h)           to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Mortgage as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 1011(b); or

(i)            to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

(j)            to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, provided however that, prior to the Second Effective Date, no such Mortgage supplemental hereto shall change such place or places without the consent of the Holder of each Outstanding Security affected thereby, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Mortgage may be served; or

(k)           to amend and restate this Mortgage, as originally executed and delivered and as it may have been subsequently amended, in its entirety, but with such additions, deletions and other changes as shall not adversely affect the interests of the Holders of the Securities in any material respect; or

(l)            to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Mortgage, provided that such other changes or additions shall not materially adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the First Effective Date or at any time thereafter shall be amended and

(x)           if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Mortgage shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an Mortgage supplemental hereto to evidence such amendment hereof; or

(y)           if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the First Effective Date or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provision of the Trust Indenture Act as in effect at such date, this Mortgage shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an Mortgage supplemental hereto to this Mortgage to effect such changes or elimination or evidence such amendment.

SECTION 1302.         SUPPLEMENTAL MORTGAGES WITH CONSENT OF HOLDERS.

Subsection (a) of this Section 1302 shall be in full force and effect on and after the First Effective Date and shall automatically cease to be of any further force or effect on and after the Second Effective Date.  Subsection (b) of this Section 1302 shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date.

(a) With the consent of the Holders of not less than a majority in principal amount of the Securities of all series then Outstanding affected by such supplemental indenture, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Mortgage or of modifying in any manner the rights of the Holders of the Securities under this Mortgage; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby

(i)   change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

(ii) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver provided for in this Mortgage of compliance with certain provisions of this Mortgage or certain defaults hereunder and their consequences; or

(iii) modify or alter the provisions of the last proviso to the definition of the term “Outstanding;” or

(iv) modify any of the provisions of this Section or Section 913, except to increase any percentage provided thereby or to provide that certain other provisions of this Mortgage cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

(v) modify, in the case of Securities of any series convertible into other securities, any of the provisions of this Mortgage in such manner as to affect the conversion rights of the Holders of such Securities; or

(vi) permit the creation of any lien ranking prior to or on a parity with the lien of this Mortgage with respect to any of the Mortgaged Property or terminate the lien of this Mortgage on any property at any time subject hereto or deprive the Holder of any Security of the security afforded by the lien of this Mortgage; or

(vii) modify, in the case of Securities of any series for which a mandatory sinking fund is provided, any of the provisions of this Mortgage in such manner as to affect the rights of the Holders of such Securities to the benefits of such sinking fund.

The Trustee may in its discretion determine whether or not any Securities would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holder of all Securities, whether theretofore or thereafter authenticated and delivered hereunder.  The Trustee shall not be liable for any such determination made in good faith.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

(b) On and after the Second Effective Date, subject to the provisions of Section 1301, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Mortgage, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into a Mortgage or Mortgages supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Mortgage or modifying in any manner the rights of the Holders of Securities of any series under this Mortgage; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed Mortgage supplemental hereto shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of not less than a majority in aggregate principal amount of the Outstanding

Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental Mortgage shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental Mortgage shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected,

(i)            change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security (other than pursuant to the terms thereof), or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

(ii)           except as contemplated by Section 1601(b) or Section 1612, deprive such Holder of the benefit of the security of the Lien of this Mortgage; provided that, such consent of the Holders of each Outstanding Security of each series or Tranche so directly affected shall not be required with respect to any Mortgage supplemental hereto that releases one or more properties from the lien of the Mortgage if the lesser of the aggregate Cost or aggregate Fair Value of all properties to be released and theretofore released without the consent of the Holders pursuant to this Section 1302(b) is not greater than 10% of the lesser of the aggregate Cost or aggregate Fair Value of the Mortgaged Property as of the end of the calendar year in which the Second Effective Date occurs.  Prior to executing any such supplemental indenture, there shall be delivered to the Trustee (x) an Officers’ Certificate stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing and (y) an Experts’ Certificate stating, in the judgment of the signers, the aggregate Fair Value of the property to be released and theretofore released without the consent of the Holders pursuant to this Section 1302(b) since the Second Effective Date is not greater than 10% of the aggregate Fair Value of the Mortgaged Property as of the end of the calendar year in which the Second Effective Date occurs;

(iii)          reduce the percentage in principal amount of the Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental Mortgage, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Mortgage or of any default hereunder and its consequences, or reduce the requirements of Section 1404 for quorum or voting; or

(iv)          modify any of the provisions of this Section, Section 706 or Section 913 with respect to the Securities of any series, or any Tranche thereof, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Mortgage cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 1011(b), 1014 and 1301(h).

A supplemental Mortgage which (x) changes or eliminates any covenant or other provision of this Mortgage which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect only so long as there shall be Outstanding, Securities of one or more particular series, or one or more Tranches thereof, or (y) modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Mortgage of the Holders of Securities of any other series or Tranche.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental Mortgage, but it shall be sufficient if such Act shall approve the substance thereof.

Anything in this Mortgage to the contrary notwithstanding, if the Officers’ Certificate, supplemental Mortgage or Board Resolution, as the case may be, establishing the Securities of any series or Tranche shall provide that the Company may make certain specified additions, changes or eliminations to or from the Mortgage which shall be specified in such Officers’ Certificate, supplemental Mortgage or Board Resolution establishing such series or Tranche, (a) the Holders of Securities of such series or Tranche shall be deemed to have consented to a supplemental Mortgage containing such additions, changes or eliminations to or from the Mortgage which shall be specified in such Officers’ Certificate, supplemental Mortgage or Board Resolution establishing such series or Tranche, (b) no Act of such Holders shall be required to evidence such consent and (c) such consent may be counted in the determination of whether or not the Holders of the requisite principal amount of Securities shall have consented to such supplemental Mortgage.

SECTION 1303.         EXECUTION OF SUPPLEMENTAL MORTGAGES.

In executing, or accepting the additional trusts created by, any supplemental Mortgage permitted by this Article or the modifications thereby of the trusts created by this Mortgage, the Trustee shall be provided with, and (subject to Section 1001) shall be fully protected in relying upon, an Opinion of Counsel and an Officers’ Certificate stating that the execution of such supplemental Mortgage is authorized or permitted by this Mortgage and containing the statements required by Section 103.  The Trustee may, but shall not be obligated to, enter into any such supplemental Mortgage which adversely affects the Trustee’s own rights, duties, immunities or liabilities under this Mortgage or otherwise.

SECTION 1304.         EFFECT OF SUPPLEMENTAL MORTGAGES.

Upon the execution of any supplemental Mortgage under this Article this Mortgage shall be modified in accordance therewith, and such supplemental Mortgage shall form a part of this Mortgage for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.  Any supplemental Mortgage permitted by this Article may restate this Mortgage in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Mortgage as theretofore in effect for all purposes.

SECTION 1305.         CONFORMITY WITH TRUST INDENTURE ACT.

Every supplemental Mortgage executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 1306.         REFERENCE IN SECURITIES TO SUPPLEMENTAL MORTGAGES.

Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental Mortgage pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental Mortgage.  If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental Mortgage may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

SECTION 1307.         MODIFICATION WITHOUT SUPPLEMENTAL MORTGAGE.

To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officers’ Certificate pursuant to a supplemental Mortgage or Board Resolution as contemplated by Section 301, and not in an Mortgage supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officers’ Certificate pursuant to a Board Resolution or a supplemental Mortgage and complying with the requirements of Section 104, as the case may be, delivered to, and accepted by, the Trustee in writing; provided, however, that such supplemental Board Resolution or Officers’ Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Mortgage which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental Mortgage shall have been appropriately satisfied.  Upon the written acceptance thereof by the Trustee, any such supplemental Board Resolution or Officers’ Certificate shall be deemed to be effective and constitute part of the Mortgage and a supplemental Mortgage hereunder, including for purposes of Section 1614.  Such acceptance shall be conveyed by a written instrument signed by a Responsible Officer of the Trustee.

ARTICLE FOURTEEN

MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

SECTION 1401.         PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Mortgage to be made, given or taken by Holders of Securities of such series or Tranches.

SECTION 1402.         CALL, NOTICE AND PLACE OF MEETINGS.

(a)           The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1401, to be held at such time and at such place as the Trustee shall determine with the approval of the Company.  Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 107, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b)           If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1302, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the city in which the Corporate Trust Office is located, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

(c)           Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or any Tranche or Tranches thereof or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1403.         PERSONS ENTITLED TO VOTE AT MEETINGS.

To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more

Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders.  The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1404.         QUORUM; ACTION.

The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Mortgage expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum.  In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved.  In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting.  In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting.  Except as provided by Section 1405(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1402(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened.  Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

Except as limited by Section 1302, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Mortgage expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 1405.         ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

(a)           Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

(b)           Notwithstanding any other provisions of this Mortgage, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.  Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 105 and the appointment of any proxy shall be proved in the manner specified in Section 105.  Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 105 or other proof.

(c)           The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman.  A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented in person or by proxy at the meeting, considered as one class.

(d)           At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding.  The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

(e)           Any meeting duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1406.         COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them.  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting.  A record, in duplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404.  Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1407.         ACTION WITHOUT MEETING.

In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by one or more written instruments as provided in Section 105.

ARTICLE FIFTEEN

IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

SECTION 1501.         LIABILITY SOLELY CORPORATE.

No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Mortgage, against any incorporator, shareholder, member, limited partner, officer, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Mortgage and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, member, limited partner, officer, manager or director, past, present or future, of the

Company or of any predecessor or successor of the Company, either directly or indirectly through the Company or any predecessor or successor of the Company, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Mortgage or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Mortgage and the issuance of the Securities.

ARTICLE SIXTEEN

POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

SECTION 1601.         QUIET ENJOYMENT; EXCEPTED PROPERTY AFTER SECOND EFFECTIVE DATE.

(a)           Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to (i) possess, use and enjoy the Mortgaged Property (except, to the extent not herein otherwise provided, such cash and securities as are expressly required to be deposited with the Trustee); (ii) receive and use all tolls, rents, revenues, earnings, interest, dividends, royalties, issues, income and profits thereof; (iii) purchase, transmit, distribute, store, sell and otherwise deal with and use electricity, gas, water, electric and gas appliances and other products; (iv) use and consume stock in trade, materials and supplies; (v) deal with choses in action (other than pledged securities), leases and contracts and exercise, release or amend the rights and powers conferred upon it thereby; and (vi) alter, repair, maintain, replace, reconstruct, relocate, remove and operate any of its buildings, plants, stations, structures, transmission lines, distribution lines, pipe lines, conduits, mains, machinery, equipment, tools, dams, reservoirs and other real property and tangible personal property, except that none of such real property or tangible personal property may be relocated or removed so as to impair the lien of the Mortgage thereon unless such property is sold, abandoned or otherwise disposed of as permitted by this Section or by Section 1602 or released by the Trustee.

(b)           On and after the Second Effective Date, then, unless an Event of Default shall have happened and be continuing, upon application by the Company and receipt of an Officers’ Certificate dated the date of said application, stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing, the Trustee shall execute and deliver to the Company appropriate instruments releasing, to the extent not heretofore released and to the extent hereinbelow provided, the interest, if any, of the Trustee in all right, title and interest of the Company then owned or thereafter acquired in and to the property described in clause (B) of the definition of the term “Excepted Property” set forth in Section 101, whereupon the definition of the term “Excepted Property” set forth in such clause (B) shall automatically become and be in full force and effect and the definition of the term “Excepted Property” set forth in clause (A) of such definition shall automatically cease to be of any further force or effect.

SECTION 1602.         DISPOSITIONS WITHOUT RELEASE.

Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

(a)           Sell or otherwise dispose of, free from the Lien of this Mortgage, any machinery, equipment, apparatus, towers, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, pumps, mains, pipes, service pipes, fittings, connections, services, tools, implements, or any other fixtures or personality, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operations of the Company upon replacing the same by, or substituting for the same, similar or analogous property, or other property performing a similar or analogous function or otherwise obviating the need therefor, having a Fair Value to the Company at least equal to that of the property sold or otherwise disposed of and subject to the Lien hereof, subject to no Liens prior hereto except Permitted Liens and any other Liens to which the property sold or otherwise disposed of was subject;

(b)           Cancel or make changes or alterations in or substitutions for any and all easements, servitudes, rights-of-way and similar rights and/or interests, if, in the opinion of the Company, the value and utility generally of all its properties as an entirety and the security for the Securities will not thereby be impaired;

(c)           Grant, free from the Lien of this Mortgage, easements, ground leases or rights-of-way in, upon, over and/or across the property or rights-of-way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal or transportation of coal, lignite, gas, oil or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities and/or equipment; provided, however, that such grant shall not materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company if, in the opinion of the Company, the value and utility generally of all its properties as an entirety and the security for the Securities will not thereby be impaired;

(d)           Abandon any property, if in the opinion of the Company (i) the abandonment of such property is desirable in the proper conduct of the business and in the operation of the properties of the Company or is otherwise in the best interests of the Company, and (ii) the value and utility generally of all its properties as an entirety and the security for the Securities will not thereby be impaired;

(e)           Sell, surrender, release, abandon or otherwise dispose of, either with or without consideration (provided any consideration received by the Company shall, subject to the provisions of Section 1603, be paid over to the Trustee to be held by it as part of the Mortgaged Property), any easements, rights-of-way, leases, licenses, authority or permits over private property for towers, poles, wires, cables, conduits, pipe lines or mains, or for transmission line or distribution line purposes, if such towers, poles, wires, cables, conduits, pipe lines or mains, or such transmission or distribution lines, have theretofore been sold by the Company or removed by the Company to other property or taken by any municipality or other governmental subdivision by the exercise of a power of eminent domain or similar right or power, and if in the opinion of the Company the value and utility generally of all its properties as an entirety and the security for the Securities will not thereby be impaired; and

(f)            Grant, free from the lien of this Mortgage, either with or without consideration (provided any consideration received by the Company shall, subject to the provisions of Section 1603, be paid over to the Trustee to be held by it as part of the Mortgaged Property), easements, rights-of-way, leases, licenses, authority or permits, for fixed periods of time or in perpetuity, over or with respect to any of the real property constituting part of the Mortgaged Property, if in the opinion of the Company (i) the granting of such easements, rights-of-way, leases, licenses, authority or permits does not substantially impair the continued use and enjoyment by the Company of the real property over or in respect of which such easements, rights-of-way, leases, licenses, authority or permits are granted for the purpose for which such property is used by the Company, and (ii) the value and utility generally of all its properties as an entirety and the security for the Securities will not thereby be impaired.

SECTION 1603.         RELEASE OF MORTGAGED PROPERTY.

Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, other than cash held by the Trustee, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

(a)           A Company Order requesting the release of such property and transmitting therewith a form of instrument or instruments to effect such release;

(b)           An Officers’ Certificate stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing;

(c)           An Experts’ Certificate made and dated not more than 90 days prior to the first day of the month in which such Company Order is delivered to the Trustee:

(i)            Describing the property to be released;

(ii)           Stating the Fair Value, in the judgment of the signers, of the property to be released;

(iii)          Stating the Cost of the property to be released (or, if the Fair Value to the Company of such property at the time such property was first included in an Experts’ Certificate was less than the Cost thereof, then such Fair Value, in lieu of Cost);

(iv)          Stating that, in the judgment of the signers, such release will not impair the security under this Mortgage in contravention of the provisions hereof;

(v)           Stating the aggregate principal amount of Securities and the aggregate principal amount of Secured Debt Outstanding on the date of such Experts’ Certificate; and

(vi)          Stating that, after giving effect to the transactions contemplated thereby, including payment, from the proceeds thereof, of any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released, the Company would be permitted by the provisions of Section 401(a) to have authenticated and delivered at least $1.00 of additional Securities;

(d)           The amount in cash, if any, then required to be deposited with the Trustee in order to permit the Company to meet the requirement of clause (c)(vi) above; and

(e)           An Opinion of Counsel to the effect that the certificates and other instruments and cash, if any, which have been or are therewith delivered to or deposited and pledged with the Trustee conform to the requirements of this Mortgage, and that, upon the basis of the Company Order, the property to be released may be lawfully released from the lien of this Mortgage and that all conditions precedent herein provided for relating to such release have been complied with.

If (a) any property to be released from the Lien of this Mortgage under any provision of this Article (other than Section 1607) is subject to a Lien prior to the Lien hereof and is to be sold, exchanged, dedicated or otherwise disposed of subject to such Prior Lien and (b) after such release, such Prior Lien will not be a Lien on any property subject to the Lien hereof, then the Fair Value of such property to be released shall be deemed, for all purposes of this Mortgage, to be the value thereof unencumbered by such Prior Lien less the principal amount of the indebtedness secured by such Prior Lien.

Any cash deposited with the Trustee pursuant to the provisions of this Section 1603 shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1606.

The right of the Company, under the provisions of Section 1302(b)(ii) permitting the release of certain property, shall be separate and apart from, and in addition to, the rights of the Company under this Section and Section 1605.

SECTION 1604.         PRESERVATION OF LIEN.

The Company shall maintain and preserve the Lien of this Mortgage so long as any Securities shall remain Outstanding, subject, however, to the provisions of Article Thirteen and Article Sixteen.

SECTION 1605.         RELEASE OF MINOR PROPERTIES; EFFECTIVE TIME.

(a)           Subsection (b) of this Section 1605 shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date;

(b)           Notwithstanding the provisions of Section 1603, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release from the Lien hereof of any part of the Mortgaged Property, or any interest therein, and the Trustee shall whenever from time to time requested by the Company in a Company Order transmitting therewith a form of instrument or instruments to effect such release, and without requiring compliance with any of the provisions of Section 1603, release from the Lien hereof all the right, title and interest of the Trustee in and to the same provided that the lesser of the aggregate Cost or the aggregate Fair Value of the property to be so released on any date in a given calendar year, together with all other property theretofore released pursuant to this Section 1605 in such calendar year, shall not exceed the greater of (A) $10,000,000 and (B) 3% of the sum of the aggregate principal amount of all (i) Securities and (ii) Secured Debt then Outstanding.  Prior to the granting of any such release, there shall be delivered to the Trustee (x) an Officers’ Certificate stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing and (y) an Experts’ Certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate Fair Value of all other property theretofore released pursuant to this Section in such calendar year, and that, in the judgment of the signers, the release thereof will not impair the security under this Mortgage in contravention of the provisions hereof.

SECTION 1606.         WITHDRAWAL OR OTHER APPLICATION OF CASH.

Except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Available Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section,

(a)           May be withdrawn from time to time by the Company upon receipt by the Trustee of:  (i) a Company Order requesting the withdrawal, use or application of such cash and transmitting appropriate instructions, (ii) an Officers’ Certificate stating that, to the knowledge of the signer, no Event of Default has occurred or is continuing; (iii) an Experts’ Certificate made and dated not more than 90 days prior to the first day of the month in which such Company Order is delivered to the Trustee stating the aggregate principal amount of Securities and the aggregate principal amount of Secured Debt, in each case Outstanding on the date of such Experts’ Certificate, and stating that, after giving effect to the transactions contemplated thereby, (A) the Company would be permitted by the provisions of Section 401(a) to have authenticated and delivered at least $1.00 of additional Securities or, (B) if Company cannot meet this requirement, stating the lesser amount of such cash which could be so withdrawn, used or applied by the Company and still enable the Company to meet the requirements of subsection (A) of this clause (a) of Section 1606, which lesser amount may be so withdrawn; and (iv) an Opinion of Counsel to the effect that the certificates and other instruments which have been or are therewith delivered to the Trustee conform to the requirements of this Mortgage, and that all conditions precedent herein provided for relating to such withdrawal have been complied with.

(b)           May, upon the request of the Company, be used by the Trustee for the purchase of Securities in the manner, at the time or times, in the amount or amounts, at the price or prices and otherwise as directed or approved by the Company, all subject to the limitations hereafter in this Section set forth; or

(c)           May, upon the request of the Company, be applied by the Trustee to the payment (or provision therefor pursuant to Article Eight) at Stated Maturity of any Securities or to the redemption (or similar provision therefor) of any Securities which are, by their terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article Five, all subject to the limitations hereafter in this Section set forth.

Notwithstanding the generality of clauses (b) and (c) above, no cash to be applied pursuant to such clauses shall be applied to the payment of an amount in excess of the principal amount of any Securities to be purchased, paid or redeemed except to the extent that the aggregate principal amount of all Securities theretofore, and of all Securities then to be, purchased, paid or redeemed pursuant to such clauses is not less than the aggregate cost for principal of, premium, if any, and accrued interest, if any, on and brokerage commissions, if any, with respect to, such Securities.

SECTION 1607.         RELEASE OF PROPERTY TAKEN BY EMINENT DOMAIN, ETC.

Should any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company elect not to obtain the release of such property pursuant to other provisions of this Article, the Trustee shall, upon request of the Company evidenced by a Company Order transmitting therewith a form of instrument or instruments to effect such release, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain under threat of an exercise of such power, (b) an Officers’ Certificate stating the amount of net proceeds received or to be received for such property so taken or sold, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders of Securities, (c) an Experts’ Certificate stating the Cost thereof (or, if the Fair Value to the Company of such portion of such property at the time the same was first included in an Experts’ Certificate was less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) and (d) a deposit by the Company of an amount in cash equal to the Cost or Fair Value stated in the Experts’ Certificate delivered pursuant to clause (c) above; provided, however, that the amount required to be so deposited shall not exceed the portion of the net proceeds received or to be received for such property so taken or sold which is allocable on a pro-rata or other reasonable basis to such property; and provided, further, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officers’ Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Prior Lien.  Any cash deposited with the Trustee under this Section may, contemporaneously or thereafter, be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1606.

SECTION 1608.         SECURED DEBT.

(a)           The Company will cause all Secured Debt to be paid in accordance with its terms at or before the maturity thereof, and will duly and punctually perform all the conditions imposed upon it by any Prior Lien, and will not permit any default under any Prior Lien to occur or continue for the period of grace specified therein.

(b)           Upon the cancellation and discharge of any Prior Lien, or upon the release in any other way of Secured Debt deposited with the trustee or other holder of any other Prior Lien, the Company will (subject to the requirements of any mortgage or other lien securing such Secured Debt) cause any Secured Debt held by the trustee or other holder of the Prior Lien so cancelled or discharged or any Secured Debt so released in any other way to be cancelled, provided that such Secured Debt may be deposited with the trustee or other holder of some other Prior Lien (upon the same property as that mortgaged or pledged to secure the Secured Debt so deposited) if required by the terms thereof.

The principal of and interest on any such Secured Debt held by the Trustee shall be paid to the Trustee as and when the same become payable.  The interest received by the Trustee on any such obligations shall be deemed not to constitute cash and shall be remitted to the Company; provided, however, that if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived.

If any Secured Debt shall be deposited with the Trustee, the Trustee shall have and may exercise all the rights and powers of any owner of such Secured Debt and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan.  Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall have occurred and be continuing, in accordance with a Company Order, and, during the continuance of an Event of Default, in its own discretion.

Anything herein to the contrary notwithstanding, the Company may irrevocably waive all rights with respect to any Secured Debt held by the Trustee, and the proceeds of any such obligations, by delivery to the Trustee of a Company Order:

(x)           Specifying such obligations and stating that the Company thereby waives all rights to the proceeds thereof pursuant to this Section, and any other rights with respect thereto; and

(y)           Directing that the principal of such obligations be applied as provided in clause (c) in the first paragraph of Section 1606, specifying the Securities to be paid or redeemed or for the payment or redemption of which payment is to be made.

Following any such waiver, the interest on any such obligations shall be applied to the payment of interest, if any, on the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order, as and when such interest shall become due from time to time, and any excess funds remaining from time to time after such application shall be applied to the payment of interest on any other Securities as and when the same shall become due.  Pending any such application, the interest on such obligations shall be invested in Investment Securities as shall be selected by the Company and specified in written instructions delivered to the Trustee.  The principal of any such obligations shall be applied solely to the payment of principal of the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order.  Pending such application, the principal of such obligations shall be invested in Eligible Obligations as shall be selected by the Company and specified in written instructions delivered to the Trustee.  The obligation of the Company to pay the principal of such Securities when the same shall become due at maturity, shall be offset and reduced by the amount of the proceeds of such obligations then held, and to be applied, by the Trustee in accordance with this paragraph.

SECTION 1609.         DISCLAIMER OR QUITCLAIM.

In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has ordered the Company to divest itself of, any Excepted Property or any other property not subject to the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, disclaim or quitclaim such property upon receipt by the Trustee of the following:

(a)           A Company Order requesting such disclaimer or quitclaim and transmitting therewith a form of instrument to effect such disclaimer or quitclaim;

(b)           An Officers’ Certificate describing the property to be disclaimed or quitclaimed; and

(c)           An Opinion of Counsel stating the signer’s opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof and complying with the requirements of Section 103 of this Mortgage.

SECTION 1610.         MISCELLANEOUS.

(a)           The Experts’ Certificate as to the Fair Value of property to be released from the Lien of this Mortgage in accordance with any provision of this Article, and as to the nonimpairment, by reason of such release, of the security under this Mortgage in contravention of the provisions hereof, shall be made by an Independent Expert if the

Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Mortgage, is 10% or more of the aggregate principal amount of all Securities then Outstanding; but such Experts’ Certificate shall not be required to be made by an Independent Expert in the case of any release of property if the Fair Value thereof, as set forth in the certificates required by this Mortgage, is less than $25,000 or less than 1% of the aggregate principal amount of all Securities then Outstanding. To the extent that the Fair Value of any property to be released from the Lien of this Mortgage shall be stated in an Independent Experts’ Certificate, such Fair Value shall not be required to be stated in any other Experts’ Certificate delivered in connection with such release.

(b)           No release of property from the Lien of this Mortgage effected in accordance with the provisions, and in compliance with the conditions, set forth in this Article and in Sections 103 and 104 shall be deemed to impair the security of this Mortgage in contravention of any provision hereof.

(c)           If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Mortgage, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

(d)           If the Company shall retain any interest in any property released from the Lien of this Mortgage as provided in Section 1603 or 1605, this Mortgage shall not become or be, or be required to become or be, a Lien upon such property or such interest therein or any improvements, extensions or additions to such property or renewals, replacements or substitutions of or for such property or any part or parts thereof unless the Company shall execute and deliver to the Trustee an Mortgage supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof.  As used in this subsection, the terms “improvements”, “extensions” and “additions” shall be limited as set forth in Section 1201.

(e)           Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this Article in respect thereof.

(f)            No purchaser or grantee of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the instrument or instruments of release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.

SECTION 1611.         MAINTENANCE OF PROPERTIES.

The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, considered as a whole, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as a whole, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any portion of the Mortgaged Property if such discontinuance is in the judgment of the Company desirable in the conduct of its business; and provided, further, that nothing in this Section shall prevent the Company from selling, transferring or otherwise disposing of, or causing the sale, transfer or other disposition of, any portion of the Mortgaged Property in compliance with the other Articles of this Mortgage.

SECTION 1612.         PAYMENT OF TAXES; DISCHARGE OF LIENS.

The Company shall pay all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and shall observe and conform in all material respects to all valid requirements of any Governmental Authority relative to the Mortgaged Property and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and the Company shall not voluntarily suffer any Lien to be created upon the Mortgaged Property, or any part thereof, prior to or on a parity with the Lien hereof, other than (a) Permitted Liens and, on and after the Second Effective Date (but not before), Prior Liens, (b) in the case of property acquired prior to the Second Effective Date, so long as no Event of Default shall exist at such time, (x) Purchase Money Liens, provided, that (i) the principal amount of the indebtedness secured by such Purchase Money Lien shall not exceed 66 2/3% of the cost or fair value to the Company at the time of the acquisition thereof by the Company, whichever is less, of the property subject thereto, as determined by the Board of Directors, (ii) the aggregate principal amount of all indebtedness of the Company at the time outstanding secured by Purchase Money Liens (including modifications, extensions, renewals and replacements thereof, and also the indebtedness then being incurred, as permitted by the following clause (y)) and all Sale and Leaseback Transactions shall not exceed 20% of the aggregate principal amount of all Securities then Outstanding, and (iii) each such Purchase Money Lien shall apply only to the property originally subject thereto and fixed improvements erected on such real property or affixed to such personal property or equipment used in connection with such real or personal property, and (y) any modifications, extensions, renewals or replacements of the Purchase Money Liens permitted by the preceding clause (x) upon the same property theretofore subject thereto

(and no other property) or modifications, extensions, renewals or replacements of the indebtedness secured thereby provided that in any such case the principal amount of such indebtedness so modified, replaced, extended or renewed shall not be increased, and (c) in the case of property acquired on or after the Second Effective Date, Purchase Money Liens and any other Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Prior Lien);

provided, however, that nothing contained in this Section shall require the Company (i) to observe or conform to any requirement of Governmental Authority or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings, (ii) to pay, discharge or make provisions for any tax, assessment or other governmental charge, the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any penalties or interest which may reasonably be anticipated from failure to pay the same shall be given to the Trustee or (iii) to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the First Effective Date; and provided, further, that nothing in this Section shall prohibit the issuance or other incurrence of additional indebtedness, or the refunding of outstanding indebtedness, secured by any Lien prior to the Lien hereof which is permitted under this Section to continue to exist.

SECTION 1613.         INSURANCE.

(a)           The Company shall (i) keep or cause to be kept all the property subject to the Lien of this Mortgage insured against loss by fire, to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, to a reasonable amount, by reputable insurance companies, the proceeds of such insurance (except as to any particular loss less than the greater of (A) $10,000,000 and (B) 3% of the aggregate principal amount of all Securities and Secured Debt Outstanding on the date of such particular loss and, if such insurance also covers any Excepted Property, except as to any loss of such Excepted Property)  to be made payable, subject to applicable law, to the Trustee as the interest of the Trustee may appear, to the trustee of a Prior Lien, or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof, if the terms thereof require such payment or (ii) in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection against loss by fire at least equal in protection to the method or plan of protection against loss by fire of companies similarly situated and operating properties subject to similar fire hazards or properties on which an equal primary fire insurance rate has been set by reputable insurance companies; and if the Company shall adopt such other method or plan of protection, it shall, subject to applicable law (and except as to any particular loss less than the greater of (x) $10,000,000 and (y) 3% of the aggregate principal amount of all Securities and Secured Debt Outstanding on the date of such particular loss and, if such other method or plan of protection also covers any Excepted Property, except as to any loss of such Excepted Property) pay to the Trustee on account of any loss covered by such method or plan an amount in cash equal to the amount of such loss less any amounts otherwise paid to the Trustee in respect of such loss or paid to the trustee under a Prior Lien or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof in respect of such loss if the terms thereof require such payment.  Any cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Mortgage be deemed to be proceeds of insurance.  In case of the adoption of such other method or plan of protection, the Company shall furnish to the Trustee a certificate of an actuary or other qualified person appointed by the Company with respect to the adequacy of such method or plan.

Anything herein to the contrary notwithstanding, the Company may have fire insurance policies with (i) a deductible provision in a dollar amount per occurrence not exceeding the greater of (a) $10,000,000 and (b) 3% of the aggregate principal amount of all Securities and Secured Debt Outstanding on the date such policy goes into effect, and/or (ii) co-insurance or self insurance provisions with a dollar amount per occurrence not exceeding 30% of the loss proceeds otherwise payable; provided, however, that the dollar amount described in clause (i) above may be exceeded to the extent such dollar amount per occurrence is below the deductible amount in effect as to fire insurance (x) on property of similar character insured by companies similarly situated and operating like property or (y) on property as to which an equal primary fire insurance rate has been set by reputable insurance companies.

(b)           All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to Mortgaged Property, shall, subject to the requirements of any Prior Lien or other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company to reimburse the Company for an equal amount expended or committed for expenditure in the rebuilding, renewal and/or replacement of or substitution for the property destroyed or damaged, upon receipt by the Trustee of:

(i)            A Company Request requesting such payment,

(ii)           An Experts’ Certificate:

(A)          Describing the property so damaged or destroyed;

(B)          Stating the Cost of such property (or, if the Fair Value to the Company of such property was first included in an Experts’ Certificate was less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) or, if such damage or destruction shall have affected only a portion of such property, stating the allocable portion of such Cost or Fair Value;

(C)          Stating the amounts so expended or committed for expenditure in the rebuilding, renewal, replacement of and/or substitution for such property; and

(D)          Stating the Fair Value to the Company of such property as rebuilt or renewed or as to be rebuilt or renewed and/or of the replacement or substituted property, and if

(1)           Within 6 months prior to the date of acquisition thereof by the Company, such property has been used or operated, by a person or persons other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company, and

(2)           The Fair Value to the Company of such property as set forth in such Experts’ Certificate is not less than $25,000 and not less than 1% of the aggregate principal amount of all Securities then Outstanding, the Expert making the statement required by this clause (D) shall be an Independent Expert, and

(iii)          an Opinion of Counsel stating that, in the opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed, and/or the replacement property, is or will be subject to the Lien hereof.

Any such moneys not so applied within 36 months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding, renewal, replacement or substitution then in progress and uncompleted shall not have been given to the Trustee by the Company within such 36 months, or which the Company shall at any time notify the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1606; provided, however, that if the amount of such moneys shall exceed the amount stated pursuant to clause (B) in the Experts’ Certificate referred to above, the amount of such excess shall not be subject to Section 1606 and shall be remitted to or upon the order of the Company upon the withdrawal, use or application of the balance of such moneys pursuant to Section 1606.

(c)           Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for payment of moneys by the Trustee to the Company, there shall be paid to or retained by the Trustee or paid to the Company, as the case may be, only the net amount.

SECTION 1614.         RECORDING, FILING, ETC.

The Company shall cause this Mortgage and all Mortgages and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof) to be promptly recorded and filed and re-recorded and re-filed in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders of the Securities and all rights of the Trustee, and shall furnish to the Trustee:

(a)           Promptly after the execution and delivery of this Mortgage and of each Supplemental Mortgage, an Opinion of Counsel either stating that in the opinion of such counsel this Mortgage or such Supplemental Mortgage (or any other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective.  The Company shall be deemed to be in compliance with this subsection (a) if (i) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Mortgage or such Supplemental Mortgage, (or any other instrument, resolution, certificate notice, memorandum or financing statement in connection therewith) has been received for record or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for record or filing makes effective the Lien intended to be created by this Mortgage or such Supplemental Mortgage, and (ii) such opinion is delivered to the Trustee within such time, following the date of such Supplemental Mortgage, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Mortgage or such Supplemental Mortgage (or such other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith) is required to be recorded or filed; and

(b)           On or before December 1 of each year, beginning the first calendar year after the occurrence of the First Effective Date, an Opinion of Counsel stating either (i) that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this subsection (b) or the first Opinion of Counsel furnished pursuant to subsection (a) of this Section, with respect to the recording, filing, re-recording, and re-filing of this Mortgage and of each Supplemental Mortgage (or any other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith), as is necessary to maintain the effectiveness of the Lien hereof, and reciting such action, or (ii) that in the opinion of such counsel no such action is necessary to maintain the effectiveness of such Lien.

The Company shall execute and deliver such Supplemental Mortgage or Mortgages and such further instruments and do such further acts as may be necessary or proper to carry out the purposes of this Mortgage and to make subject to the Lien hereof any property hereafter acquired, made or constructed and intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.

SECTION 1615.         EFFECTIVE TIME FOR CERTAIN PROVISIONS

All provisions hereof shall, unless otherwise specified herein, or except as may be specified in the terms and conditions of any series or Tranche of Securities (in which case such terms and conditions of any such series or Tranche of Securities shall be applicable to such series or Tranche of Securities), be of full force and effect on and after the First Effective Date, except that the provisions of (i) the expanded definitions of Excepted Property and of Permitted Liens, and the second proviso to the definition of Outstanding, contained in Section 101, (ii) Sections 401(b)(v)(1), 1603(e)(i) and 1606(a) permitting the Opinion of Counsel to specify that the Mortgage may be subject to Prior Liens, (iii) Section 801(b) to the extent that it applies to Securities issued on or before January 1, 2008, (iv) Section 1612 permitting the creation of Prior Liens on the Mortgaged Property, and (v) Sections 707, 802(b), 902(b), 913(b), 1301(j), 1302(b), 1601(b) 1605(b) and 1612, which are specified to be in effect only on and after the Second Effective Date shall, in each case, be of no force and effect prior to the Second Effective Date but shall automatically become of full force and effect on and after the Second Effective Date, all in accordance with the provisions of such Sections; and the definitions of Excepted Property and of Permitted Liens, the portion of the definition of Outstanding, and the provisions of Sections 801(a), 802(a), 902(a), 913(a), 1302(a) and 1612 which are specified to be in effect only prior to the Second Effective Date shall automatically cease to be of any further force or effect on and after the Second Effective Date.

* * * * * * * * * * * * * * * * * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(The testimonium clause, signatures and acknowledgments to the original Indenture of Mortgage and Deed of Trust have been omitted herein, but remain applicable hereto.)